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                              Semi-annual report

                                  The Strong
                                           GROWTH
                                             Funds

The Strong Common Stock Fund
The Strong Discovery Fund
The Strong Mid Cap Disciplined Fund
The Strong Mid Cap Growth Fund
The Strong Strategic Growth Fund
The Strong Growth Fund
The Strong Opportunity Fund

Semi-Annual Report . June 30, 2000

                           Letter from the Chairman

Dear Strong Investor,

The United States' economic miracle continues to set records for longevity. Today, we enjoy a near-perfect economy. How in the world did we get here?

In the days of our grandparents and great-grandparents, the railroad helped drive the Industrial Revolution. Nearly every aspect of the Industrial Revolution directly impacted and improved people's lives. Today, the technological revolution is similarly impacting our lives. We feel its presence every time we dial a cell phone, pull out a PalmPilot, boot up a computer, and punch "play" on the CD player in the dashboard of our computer-programmed cars. Technology is our constant companion.

Aside from those tangible ways in which we employ technology each and every day, ongoing technological developments affect us in another, less obvious way. The technology revolution is enhancing worker productivity, enabling the economy to grow faster than ever before without the drag of inflation. This allows real wages to rise faster than in previous periods of expansion, raising nearly everyone's standard of living.

The phenomenal economic growth and wealth creation that we have experienced has powered the financial markets to ever-higher levels in recent years. As long as this favorable economic environment prevails -- and assuming that there isn't a negative policy change or an economic "accident" to derail it -- our economy should continue to expand. Hopefully, the financial markets will continue to reflect that.

Despite the good times, we should never forget that the financial markets are in control and that they are a discounting mechanism, continually peering into the future. In fact, many experienced investors believe that certain sectors of the financial markets are currently priced to perfection and any little hiccup could cause a significant correction.

The U.S. Federal Reserve Board has increased interest rates six times during the last 18 months in an attempt to slow the economy. Many central banks around the world have been making a concerted effort to slow their economies. If one or more of these economies should slow, it may be reflected in the tone of our economy and financial markets as well. If that happens, 2000 could be the first time in many years that investors earn a negative return on their stock investments. It will be a new -- and unpleasant -- experience for investors who know only the unbridled bull markets of the 1990s.

Financial markets are cyclical. A market correction, though painful, is as natural as breathing. Financial volatility can significantly derail an investment program, especially if that program is not carefully planned. At Strong, we pride ourselves on helping our investors invest wisely and with purpose. We advise you to establish a clear set of goals, a plan to reach them, and a program of constant monitoring to make certain you are heading in the right direction.

                                                     /s/ Dick

                                  The Strong
                                 Growth Funds
                                _______________

                       SEMI-ANNUAL REPORT. JUNE 30, 2000


                               Table of Contents

Investment Reviews

   The Strong Common Stock Fund........................................   2
   The Strong Discovery Fund...........................................   4
   The Strong Mid Cap Disciplined Fund.................................   6
   The Strong Mid Cap Growth Fund......................................   8
   The Strong Strategic Growth Fund....................................  10
   The Strong Growth Fund..............................................  12
   The Strong Opportunity Fund.........................................  14

Financial Information

   Schedules of Investments in Securities
      The Strong Common Stock Fund.....................................  16
      The Strong Discovery Fund........................................  17
      The Strong Mid Cap Disciplined Fund..............................  20
      The Strong Mid Cap Growth Fund...................................  21
      The Strong Strategic Growth Fund.................................  23
      The Strong Growth Fund...........................................  24
      The Strong Opportunity Fund......................................  26

   Statements of Assets and Liabilities................................  29

   Statements of Operations............................................  32

   Statements of Changes in Net Assets.................................  35

   Notes to Financial Statements.......................................  38

Financial Highlights...................................................  45

                         THE STRONG COMMON STOCK FUND
                         ----------------------------

Fund highlights

 .    For the six months ended June 30, 2000, the Fund posted a return of 0.44%, while the Russell 2000(R) Index returned 3.04%./1/,*

 .    The Fund's performance was most influenced during this period by our positions in energy, cyclical, and technology stocks.

 .    Technology stocks were particularly volatile over the period. We are still being selective in this sector, as many valuations remain high and could be subject to a future correction.

--------------------------------------------------------------------------------

                AVERAGE ANNUAL
                TOTAL RETURNS/1/

                As of 6-30-00

        1-year         17.74%
        3-year         17.48%
        5-year         20.46%
        10-year        20.64%
Since Inception        20.52%
  (on 12-29-89)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                FIVE LARGEST
                STOCK HOLDINGS
                As of 6-30-00

Security                         % of Net Assets

Nabors Industries, Inc.               1.9%
Smith International, Inc.             1.7%
EOG Resources, Inc.                   1.7%
Anadarko Petroleum Corporation        1.7%
Apache Corporation                    1.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager

/s/ Richard Trent Weiss

Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

Over the first six months of the year, the Fund's positions in energy, cyclical, and technology stocks had the most impact on performance. Energy stocks such as EOG Resources sustained their solid performance as OPEC was able to limit the supply of oil in the international market. The price of natural gas also rose to record levels as production failed to grow to expected levels. We have begun to reduce our overweight position in the energy sector as both valuations and fundamentals appear to be reaching a peak.

Technology and cyclical stocks were volatile over the period. Despite the turmoil, select names helped drive the Fund's performance. Stocks such as I2 Technologies continued to benefit as companies upgraded their electronic infrastructure. Many tech stocks remain overvalued, however, so we are still being especially careful about our selections in this area. It appears that some technology names may be due for further correction.

In another area, industrial names like Hussman International benefited from consolidation and a continued strong economic backdrop. We slightly sold off some of our positions within this area.

Two sectors that lagged during the first half of the year were retail and media/telecom. Retail stocks suffered from growing concern regarding the impact of continued rate increases by the Federal Reserve Board on consumers. It appears to many that an economic slowdown

                         ------------------------------

                                We believe the
                             next six months will
                               continue to show
                               a strengthening
                                in smaller-cap
                              stocks relative to
                              larger-cap stocks.

                         ------------------------------

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

is imminent, but we do not believe that the economy is headed for a recession. To us, the retail sector has therefore become more appealing, as negative market sentiment has driven valuations down to attractive levels. We added slightly to this sector. In the media/telecom sector, a slowdown in merger and acquisition activity, combined with investor skittishness about a possible deceleration in growth, kept the stocks under pressure. We remain optimistic that convergence and consolidation will continue in the sector, however, and have taken the weakness in the sector as an opportunity to add to positions.

We believe the next six months will continue to show a strengthening in smaller-cap stocks relative to larger-cap stocks. Continued high valuations in large-cap growth stocks present the market with limited opportunities to fuel continued strong performance. Smaller stocks, as well as those in such forgotten sectors as industrials, present the most compelling investment opportunities. Additionally, a probable end to the Federal Reserve's rate hikes could rekindle interest in economically sensitive stocks. Thus, we have been adding names in the industrial and consumer cyclical sectors.

We thank you for investing in the Strong Common Stock Fund and look forward to continuing to help you achieve your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-89 to 6-30-00

                                    [GRAPH]

                The Strong
            Common Stock Fund         Russell 2000 Index*    Lipper Mid-Cap Value Funds Index*
Dec 89            $10,000                 $10,000                        $10,000
Dec 91            $15,864                 $11,759                        $11,997
Dec 93            $23,987                 $16,553                        $15,430
Dec 95            $31,609                 $20,875                        $18,834
Dec 97            $47,223                 $29,757                        $27,703
Dec 99            $70,653                 $35,164                        $30,476
Jun 00            $70,961                 $36,232                        $31,073

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's
approach

The Strong Common Stock Fund seeks capital growth. It invests at least 65% of its assets in stocks of small- and medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases his analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. He determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.

--------------------------------------------------------------------------------

Market
highlights

 . In addition to technology stocks, cyclicals were also volatile, as investors feared these issues could feel a negative impact if the Federal Reserve succeeds in slowing the rate of economic growth.

 .  Two sectors that lagged during the first half were retail and media/telecom.
   Retail stocks were also affected by concerns over the impact of a possibly slowing economy.

 . Although the market reflects worry than an economic slowdown is imminent, we do not believe that the economy is headed for a recession.

--------------------------------------------------------------------------------

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                           THE STRONG DISCOVERY FUND
                           -------------------------

Fund highlights

 .  The Strong Discovery Fund returned 11.43% for the six months ended June 30,
   2000. The Fund's benchmark, the Russell 2000(R) Index, had a return of 3.04%./1/,*

 . As of June 30, 2000, the projected long-term earnings growth rate for the companies in the Fund's portfolio was 24%./2/

 . Since its inception, the Fund has generally invested in small- and medium-sized stocks. The Fund's weighted median market cap stood at $4.90 billion on June 30, 2000; $1.93 billion on June 30, 1999; and $1.63 billion on June 30, 1998.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL
                TOTAL RETURNS/1/

                As of 6-30-00

         1-year                   23.48%
         3-year                   10.20%
         5-year                   10.30%
        10-year                   13.19%
Since Inception                   14.82%
  (on 12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------
                                 FIVE LARGEST

                                STOCK HOLDINGS

                                 As of 6-30-00

Security                            % of Net Assets

Sybron International Corporation               2.2%

Coinmach Laundry Corporation                   2.2%

Vignette Corporation                           2.1%

Getty Images, Inc.                             2.1%

Pinnacle Holdings, Inc.                        2.0%


Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspective from the Managers

/s/ Richard S. Strong                    /s/ Chip Paquelet

Richard S. Strong                        Chip Paquelet
Portfolio Co-Manager                     Portfolio Co-Manager

--------------------------------------------------------------------------------

The Fund's excellent start in 2000 versus the Russell 2000(R) Index was primarily due to two factors:

  . Solid stock selection. We had a number of strong performing stocks, including Pinnacle Holdings. Additionally, during this same period there were very few problem stocks.

  . Controlled exposure to technology stocks. While we made adjustments last year to boost the Fund's technology holdings, we were careful to limit our overall exposure to technology and to keep the Fund well diversified. This discipline helped to protect the portfolio during the severe correction in technology stocks that took place in March through May, while still allowing us to tap some of America's leading growth companies.

In summary, we are pleased by our recent investment performance. Over the last 12 months, the Fund is up 23.48% versus 14.32% for our benchmark. Through careful analysis and stock selection, we feel the Fund is on the right track and poised to deliver above-benchmark returns.

Effective August 31, 2000, Charles "Chip" Paquelet will assume sole portfolio management responsibility for the Fund.

--------------------------------------------------------------------------------
                         ------------------------------

                              ...we were careful
                             to limit our overall
                            exposure to technology
                             and to keep the Fund
                               well diversified.

                         ------------------------------

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

/2/ Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 2000.

Mr. Paquelet has been a portfolio co-manager of the Fund since August 1996 and has been a member of Strong's Investment Department since May 1988.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            From 12-31-87 to 6-30-00

                                    [GRAPH]

             The Strong                                   Lipper Multi-Cap
          Discovery Fund        Russell 2000 Index*       Growth Funds Index*
 Dec 87      $10,000                $10,000                    $10,000
 Dec 89      $15,427                $14,534                    $14,884
 Dec 91      $25,150                $17,092                    $20,166
 Dec 93      $31,332                $24,060                    $24,875
 Dec 95      $39,844                $30,342                    $32,324
 Dec 97      $44,825                $43,252                    $46,837
 Dec 99      $50,516                $51,110                    $85,546
 Jun 00      $56,288                $52,662                    $91,872



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                             YOUR FUND'S APPROACH

The Strong Discovery Fund seeks capital growth. It invests in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed-income investments, they have the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would primarily invest in intermediate - and long-term investment-grade bonds.

--------------------------------------------------------------------------------

                               MARKET HIGHLIGHTS

 . The American economy continues its miraculous economic growth. Over time, the U.S. stock market should continue to reflect these favorable economic conditions should they continue.

 . The Russell 2000(R) Index is the major market index that tracks the performance of stocks most similar to the companies favored by the Fund. Internally, we have always used this index as a performance guide, but we formally replaced the S&P 500 Index with the Russell 2000(R) Index in our shareholder reports at the end of 1998.*

--------------------------------------------------------------------------------
* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source of the Russell and S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                      THE STRONG MID CAP DISCIPLINED FUND
                      -----------------------------------
Fund highlights

 . For the six months ended June 30, 2000, the Strong Mid Cap Disciplined Fund returned 10.36%. For the same period, the S&P MidCap 400 Stock Index returned 8.97%./1/,*

 . The Fund benefited from good timing in the technology sector. We reduced the Fund's exposure to the sector in mid-March, avoiding a good portion of the sector's slide.

 . The Fund also benefited from good stock selection in financials as well as the energy sector. Energy stocks performed very well amid the oil-price climb.

--------------------------------------------------------------------------------

                AVERAGE ANNUAL

                TOTAL RETURNS/1/

                As of 6-30-00

         1-year                   15.84%

Since Inception                   30.57%
  (on 12-31-98)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                FIVE LARGEST

                STOCK HOLDINGS
                As of 6-30-00

Security                       % of Net Assets

ITC/DeltaCom, Inc.                        2.2%

Republic Services, Inc.                   2.2%

Triad Hospitals, Inc.                     2.1%

Valassis Communications, Inc.             2.0%

Precision Drilling Corporation            2.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager

/s/ Dean DuMonthier

Dean DuMonthier
Portfolio Manager

--------------------------------------------------------------------------------

The Fund posted a solid first half of the year, beating its indexes. We made a wise move in mid-March, when we reduced the Fund's exposure to the technology sector because many of those securities had reached valuations that approached their intrinsic value--that is, the price we believe a purchaser would be willing to pay to buy the entire company. The fund also benefited from its holdings in natural resource producers and the oil industry service providers, as the prices of oil and natural gas rose substantially.

The period can best be described in one word--"volatile." Since January 1, the Nasdaq Composite Index, a good proxy for the technology sector, rose by 25% through early March, declined 36% from that point through late May, and subsequently recovered 23% through June 30. This extreme volatility surprised even the most experienced investors. The increasing importance of the individual investor in setting marginal prices, the collapse in the average holding period of technology stocks, and the melding of the new economy and the old economy are all relatively permanent factors increasing the technology sector's volatility as well as that of the overall market.

With more than $1 trillion invested in online and discount brokerage accounts, the behavior of the individual investor is becoming more instrumental in setting stock prices than ever before. A recent study suggests that over the past 10 years, the amount of time it takes for the total outstanding shares of a technology

                         ------------------------------

                                With more than
                           $1 trillion invested in
                             online and discount
                              brokerage accounts,
                             the behavior of the
                             individual investor
                               is becoming more
                               instrumental in
                             setting stock prices
                               than ever before.

                         ------------------------------

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

company to change hands has fallen from more than one year to just four months. In addition, as the Internet pervades many aspects of our lives and supplants many successful businesses of today while enhancing the success of others, the market will struggle to determine the winners and losers and reward their stock prices accordingly--changing its mind many times in the interim.

Focusing on the relatively stable calculation of intrinsic value based on economic cash flows (as opposed to accounting earnings), our strategy is to take advantage of the market volatility and invest in those companies improving their returns on invested capital when their stock prices are sufficiently lower than their intrinsic value. While volatility can be disconcerting at times, it also presents opportunities. We are attempting to take advantage of the increased volatility by shortening our holding periods slightly and using our intrinsic-value framework to highlight current market mispricings.

As always, we thank you for your investment and offer our best wishes to you and your family.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-98 to 6-30-00

                                    [GRAPH]

         The Strong Mid Cap Disciplined Fund    S&P MidCap 400 Stock Index*     Lipper Mid-Cap Value Funds Index*
 Dec 98             10,000                            10,000                                  10,000
 Mar 99             11,740                             9,361                                   9,603
 Jun 99             12,880                            10,687                                  10,835
 Sep 99             11,420                             9,789                                  10,040
 Dec 99             13,520                            11,472                                  11,193
 Mar 00             15,580                            12,927                                  11,653
 Jun 00             14,920                            12,501                                  11,413

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's
approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests at least 65% of its assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. On-site visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices.

Market
highlights

 . Mid-cap stocks performed very well over the period, topping both the large- and small-capitalization sectors. On the margin, investors seem to be moving away from the large-cap growth favorites of the past few years into the mid-cap arena.

 . While the Federal Reserve continues to address concerns regarding possible inflationary pressures from low unemploymentrates, the economy has shown signs of moderation, causing the Board to pause and observe.

 . The technology sector performed extraordinarily well early in the period, corrected significantly, and then partially recovered, exhibiting the increased volatility that has characterized the market recently.

--------------------------------------------------------------------------------

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of he largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG MID CAP GROWTH FUND
                        ------------------------------

Fund Highlights

 .    The Strong Mid Cap Growth Fund returned 10.02% for the six months ended
     June 30, 2000, while the S&P MidCap 400 Stock Index returned 8.97%./1/,*

 .    Semiconductor, networking, energy service, and biotechnology holdings provided strong relative performance for the Fund. We added to our position in the semiconductor area but trimmed our networking holdings.

 .    The Fund's exposure to interest-rate-sensitive and consumer cyclical issues contributed negatively to the Fund's performance.

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL
                 TOTAL RETURNS/1/

                 As of 6-30-00

         1-year                 66.13%
         3-year                 39.68%
Since Inception                 33.57%
  (on 12-31-96)

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions, especially within the technology sector, and cannot be sustained. Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                                 FIVE LARGEST

                                STOCK HOLDINGS

                                 As of 6-30-00

Security                      % of Net Assets
GlobeSpan, Inc.                    3.0%
E-Tek Dynamics, Inc.               2.6%
Applied Micro Circuits
Corporation                        2.3%
Tiffany & Company                  2.0%
ENSCO International, Inc.          2.0%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

                        Perspectives from the Managers

/s/ Ronald C. Ognar                      /s/ Derek Felske

Ronald C. Ognar                          Derek Felske
Portfolio Co-Manager                     Portfolio Co-Manager

--------------------------------------------------------------------------------

Technology remains the Fund's largest single sector, consuming roughly half the Fund's assets. We continue to focus our investments on the direct beneficiaries of the networked economy. Within the mid-cap universe, the fastest growth rates continue to be produced by leading technology companies enjoying the positive benefits of new product cycles. This growth is also buttressed by the need of corporations to enhance productivity to compete in a global economy. With relative valuations of technology companies at extreme levels, we have reduced our weighting in the sector relative to prior periods.

Although we believe the Fed has now moved to a neutral bias, signs of continued strong growth in the coming months may trigger further tightening action. With valuations in the technology area at high historical levels and the market's overall technology weighting at record highs, we expect volatility to remain high. It is our assessment that careful stock picking and more diversified sector weightings will be rewarded.

Healthcare is an area of renewed emphasis for us. Although the race to map the human genome is now over, the hard work is really just beginning. We particularly like the companies that provide the "picks and shovels" of genomic discovery. We have also invested in several drug distribution companies, as we believe a possible government prescription program could drive incremental unit growth in the sector.

                         ------------------------------

                             Although we believe
                               the Fed has now
                              moved to a neutral
                                bias, signs of
                               continued strong
                                growth in the
                              coming months may
                               trigger further
                              tightening action.

                         ------------------------------

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

We believe the Federal Reserve's tightening cycle is near an end. Therefore, consumer cyclicals are becoming increasingly attractive. We continue to overweight category-killer retailers (Best Buy), unit growth stories (Kohl's), and well-established consumer franchises (Tiffany). Another area we like, and to which we added in the portfolio, is energy. Oil prices are high, OPEC members are more than 90% compliant with production quotas, and economic conditions in Asia appear to have stabilized. Finally, our careful selection of new issues available in the market over the past six months also helped the performance of the Fund.

As we assess the next six months, we expect the U.S. economy to grow at a more moderate rate. Well-positioned growth companies able to generate unit growth, as overall corporate profit growth begins to decelerate, will become increasingly scarce. Fortunately, mid-cap stocks are often pure plays on dynamic niche markets, new products, or innovative new services. Their fortunes are not as closely tied to general economic factors as are those of larger companies. As growth investors, our investment team is constantly on the lookout for companies exhibiting sustainable fundamental improvement.

We thank you for your interest in the Strong Mid Cap Growth Fund and look forward to continuing to help you address your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-96 to 6-30-00

                                    [GRAPH]

          The Strong Mid Cap Growth Fund            S&P MidCap 400 Stock Index*       Lipper Multi-Cap Growth Funds Index*
 Dec 96             10,000                             10,000                                 10,000
 Jun 97             10,104                             11,299                                 11,223
 Dec 97             11,384                             13,225                                 12,295
 Jun 98             13,195                             14,367                                 14,353
 Dec 98             13,035                             15,752                                 15,343
 Jun 99             16,576                             16,835                                 17,536
 Dec 99             25,030                             18,072                                 22,456
 Jun 00             27,539                             19,693                                 24,117

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's
approach

The Strong Mid Cap Growth Fund seeks capital growth. It invests at least 65% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment. The Fund writes put and call options.

Market
Highlights

 . After several years of unusually strong performance for technology-related issues, the difference between the returns of technology stocks and those of other growth stocks began to close.

 . The Federal Reserve's interest-rate hikes in the face of a strong domestic economy, heightening inflationary pressures, and signs of economic strength overseas has helped to spur market volatility. Signs of continued strong growth in the coming months may trigger further tightening action.

 . High levels of corporate profitability continued to indirectly support the technology sector. Despite their recent correction, the relative valuations of new economy companies remain extremely rich.

--------------------------------------------------------------------------------

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                       THE STRONG STRATEGIC GROWTH FUND
                       --------------------------------

Fund highlights

 .  The Strong Strategic Growth Fund returned -5.27% for the six months ended
   June 30, 2000, compared with the S&P 500 Stock Index's return of -0.42%./1/,*

 . The Fund's increased emphasis on aggressive technology stocks in early spring hurt performance, as tech stocks declined shortly thereafter.

 . We subsequently adjusted our technology holdings, which allowed the Fund to gain ground later in the spring.

 . Non-technology holdings had relatively good performance, led by consumer, energy, and health-services stocks.

--------------------------------------------------------------------------------

                AVERAGE ANNUAL
                TOTAL RETURNS/1/

                As of 6-30-00

         1-year                   8.13%
Since Inception                   17.42%
   (on 6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                FIVE LARGEST
                STOCK HOLDINGS

                As of 6-30-00

Security                          % of Net Assets

WorldCom, Inc.                    3.6%
Cisco Systems, Inc.               3.3%
Microsoft Corporation             3.2%
Intel Corporation                 3.2%
General Electric Company          2.9%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager


/s/ Scott Sindelar

Scott Sindelar
Portfolio Manager

--------------------------------------------------------------------------------

Early in the year, we pared back the Fund's technology holdings, after their strong performance in 1999 had allowed them to take up a larger percentage of the portfolio than we desired. Among the positions we sold off were Oracle, Telcomm Semiconductor, and CITRIX Systems; other tech holdings were reduced.

As the first quarter progressed, however, tech stocks performed well and it became apparent that the first-quarter results for tech companies would generally be better than expected. In response to these favorable developments, we added once again to our tech weighting--only to have the sector sell off shortly thereafter.

As earnings were reported, technology's strength was evident, as most companies reported strong results and managements often spoke of strong business trends. However, for tech companies, we thought that trends may be a short-term phenomenon if tech stocks continued to decline. In an effort to moderate the Fund's volatility, we then reduced the tech weighting, though we retained some holdings, such as Audiocodes, Netopia, and TUT Systems to continue participating in high-growth areas. We reallocated assets to consumer, healthcare, and financial stocks, which helped the Fund gain ground in June.

The Fund's consumer, finance, health services, and energy sectors provided good relative returns for the first six months. The Fund's

--------------------------------------------------------------------------------

                         ------------------------------

                               To contend with
                              this environment,
                          the portfolio is currently
                              well-diversified,
                            populated by companies
                           that appear to have both
                           good long-term outlooks
                             and solid cash-flow
                               characteristics.

                         ------------------------------

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

increased exposure to the energy sector via Royal Dutch Shell proved beneficial. Several industry leaders, including Safeway, American International Group, and General Electric were also solid performers. Smaller companies contributing to the Fund's performance included C.H. Robinson, Medquist, and Concord EFS.

The economy remains strong but appears to be slowing, albeit from historically high levels. The Federal Reserve may raise interest rates again, but probably not to the point of significantly impairing the economy. The equity markets are likely to continue to be volatile. To contend with this environment, the portfolio is currently well-diversified, populated by companies that appear to have both good long-term outlooks and solid cash-flow characteristics.

Thank you for your faith in the Strong Strategic Growth Fund. We hope to provide you with solid long-term results.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-98 to 6-30-00

                                    [GRAPH]

                       The Strong
                 Strategic Growth Fund                S&P 500          Lipper Large-Cap Core Funds Index*
                                                    Stock Index*

 Jun-98                $10,000                        $10,000                    $10,000
 Sep 98                $ 9,020                        $ 9,005                    $ 8,853
 Dec 98                $11,250                        $10,923                    $10,753
 Mar 99                $11,100                        $11,467                    $11,219
 Jun 99                $12,750                        $12,275                    $11,840
 Sep 99                $12,170                        $11,509                    $11,067
 Dec 99                $14,553                        $13,221                    $12,834
 Mar 00                $14,469                        $13,525                    $13,382
 Jun 00                $13,786                        $13,165                    $13,077

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's
approach

The Strong Strategic Growth Fund seeks capital growth. It invests primarily in the stocks of medium- and large-capitalization companies, looking for those that may have long-term growth potential. Based on fundamental analysis, the Fund's manager seeks stocks of well-managed companies that produce needed or proven products (products for which there is a significant or growing demand in the marketplace) and that are market leaders in growing industries. In looking for well-managed companies, the manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. The portfolio generally holds 50 or fewer stocks.

Market
highlights

 .   Technology stocks had a roller-coaster ride during the first six months, climbing over 20% during the first half of the period, then falling by more than 33%. They subsequently recovered, ending the period down slightly from where they started.

 .   Volatility was present in all equity markets as a tug-of-war continued
    between further strong corporate profitability and concerns over both valuations and fears of a slowing economy.

 .   The Federal Reserve continued its watch on the inflation front, raising interest rates further during the first half of the year.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                            THE STRONG GROWTH FUND
                            ----------------------

Fund highlights

 . Core holdings in the technology, healthcare, and retail sectors contributed most to the Fund's outperformance in the first half of the year.

--------------------------------------------------------------------------------

                AVERAGE ANNUAL
                TOTAL RETURNS/3/

                As of 6-30-00
                INVESTOR CLASS
                --------------

         1-year                   63.77%
         3-year                   37.80%
         5-year                   32.30%
Since Inception                   30.60%
  (on 12-31-93)

                 ADVISOR CLASS/1/
                 ----------------

         1-year                   63.52%
         3-year                   37.50%
         5-year                   32.00%
Since Inception                   30.29%
  (on 12-31-93)

                 INSTITUTIONAL CLASS/2/
                 ----------------------

         1-year                   64.03%
         3-year                   37.87%
         5-year                   32.34%
Since Inception                   30.63%
  (on 12-31-93)

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions, especially within the technology sector, and cannot be sustained. Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                     FIVE LARGEST
                    STOCK HOLDINGS

                    As of 6-30-00

Security                    % of Net Assets

Cisco Systems, Inc.                   4.9%

Juniper Networks, Inc.                4.9%

SDL, Inc.                             3.7%

Kohl's Corporation                    3.7%

Pfizer, Inc.                          3.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager

/s/ Ronald C. Ognar
Ronald C. Ognar

Portfolio Manager

--------------------------------------------------------------------------------

The Strong Growth Fund continued to outperform the S&P 500 Index for the first half of the year 2000 (8.41% versus-0.42%)./3,/* Our investment process remains focused on investments in high-quality, well-managed growth companies within the most dynamic industries regardless of market capitalization.

Despite the volatility in the overall market this year, we continue to believe that the leaders of the new economy provide the best opportunities for long-term growth. These companies are delivering revolutionary products and services to garner market share, or in some cases, create whole new markets and industries. We expect these firms to generate superior shareholder returns by sustaining superior earnings growth and returns on invested capital. While most of these companies are in the technology, telecommunications, or biotech industries, we are still finding many attractive growth opportunities in more mundane areas of the economy, including retail, media, energy, and financial services.

Two of our long-time holdings, JDS Uniphase and Kohl's Department Stores, were big winners for the Fund over the past six months. They are prime examples of the types of companies in which we like to invest. JDS Uniphase is the world leader in producing optical networking technologies for the telecommunications industry. Its products are essential components to the growth of the Internet and bandwidth expansion. Through unique innovations and

                               ________________

              Our market outlook for the remainder of the year is
                optimistic, given the apparent slowdown of the
                      U.S. economy from its red-hot pace.
                               ________________

--------------------------------------------------------------------------------
/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

timely acquisitions, JDS Uniphase has positioned itself as the premier arms maker to those who battle for dominance in the Internet and telecommunications fields.

In contrast, Kohl's Department Stores, based in Menomonee Falls, Wisconsin, is in the low-tech business of providing brand-name goods in a more convenient and inexpensive format. Kohl's is stealing significant market share from its older department store competitors as it rolls out new stores across the United States.

What these two otherwise disparate companies have in common is that their managements have both consistently executed well-defined business plans. We expect them to continue to do so.

Our market outlook for the remainder of the year is optimistic, given the apparent slowdown of the U.S. economy from its red-hot pace. Although it appears the Federal Reserve is close to ending its course of raising interest rates, we expect the Fed to be aggressive should any real evidence of inflation appear on the horizon.

We thank you for investing in the Strong Growth Fund as we do our best to help you achieve your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-93 to 6-30-00

                                    [GRAPH]

                                                           Lipper Multi-Cap
        The Strong Growth Fund      S&P 500 Stock Index*  Growth Funds Index*

Dec 93         $10,000                  $10,000                $10,000
Dec 94         $11,726                  $10,132                $ 9,717
Dec 95         $16,535                  $13,939                $12,994
Dec 96         $19,763                  $17,140                $15,313
Dec 97         $23,528                  $22,858                $18,828
Dec 98         $29,876                  $29,390                $23,497
Dec 99         $52,301                  $35,575                $34,389
Jun 00         $56,701                  $34,260                $35,744

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Your Fund's
approach

The Strong Growth Fund seeks capital growth. It focuses on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flows, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options.

-------------------------------------------------------------------------------

Market
highlights

 .    After several years of unusually strong performance for technology-related issues, the gap between the returns of technology companies and those of other growth companies began to close during the first six months of 2000, particularly in the second quarter.

 .    By raising short-term interest rates in the face of a strong domestic economy, heightening inflationary pressures, and signs of economic strength overseas, the Federal Reserve helped to spark market volatility in the first half of the year.

 .    Signs of continued strong growth in coming months may trigger further tightening action, and we expect volatility to continue.

 .    High levels of corporate profitability continue to indirectly support the technology sector.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                          THE STRONG OPPORTUNITY FUND
                          ---------------------------

Fund highlights

 .    The Fund's performance was driven primarily by its holdings in technology, energy, and healthcare.

 .    As investors turned wary of technology stocks in April and May, more defensive growth companies came to the fore. Our holdings in this arena, particularly Corning and American Power Conversion, were strong performers for the Fund. We were able to hold these securities during this period and reap the benefits.

-------------------------------------------------------------------------------

                AVERAGE ANNUAL
                TOTAL RETURNS

                As of 6-30-00

                INVESTOR CLASS
                --------------
         1-year                   17.98%
         3-year                   22.20%
         5-year                   21.32%
        10-year                   17.89%
Since Inception                   19.18%
  (on 12-31-85)

                 ADVISOR CLASS/1/
                 -------------
         1-year                   17.68%
         3-year                   21.89%
         5-year                   21.01%
        10-year                   17.58%
Since Inception                   18.86%
  (on 12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

-------------------------------------------------------------------------------

                     FIVE LARGEST
                    STOCK HOLDINGS

                    As of 6-30-00

Security                                     % of Net Assets

Corning, Inc.                                           2.7%

Micron Technology, Inc.                                 2.1%

American Power Conversion Corporation                   1.7%

Apache Corporation                                      1.6%

American International Group, Inc.                      1.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives from the Manager


/s/ Richard Trent Weiss

Richard Trent Weiss
Portfolio Manager

-------------------------------------------------------------------------------

From January through June of this year, holdings in the technology, energy, and healthcare sectors drove the Fund's performance. The Nasdaq's precipitous drop in April and May drove many investors to other areas of the market, allowing old economy stocks to enjoy a period of healthier performance. Nonetheless, many technology stocks continue to have high valuations--particularly after the sector's partial recovery in June. As a result, we are still being very careful about our selections in this area.

In the energy sector, supply constraints pushed crude oil and natural gas prices to very high levels; the prices of energy-related stocks, such as fund holding Weatherford International, followed suit. It's our assessment that many oil stocks are at or near their peaks, so we have begun to trim our positions in this area.

Healthcare generally performed well over the period, as investors looked for more defensive alternatives in the face of the high volatility of technology stocks. In this environment, we chose to add some health stocks to the portfolio, including Watson Pharmaceuticals. We still find the growth prospects of the sector appealing, but the recovery in the sector during the spring pushed some stocks toward their valuation targets.

Concerns about possible economic slowing that could result from the Federal Reserve's interest-rate hikes have driven the prices of many industrial and consumer cyclical stocks down, making them increasingly attractive as buying

                               ________________

                                 From January
                               through June of
                             this year, holdings
                              in the technology,
                                  energy, and
                              healthcare sectors
                               drove the Fund's
                                  performance
                               ________________

--------------------------------------------------------------------------------
/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

opportunities. We have added high-quality names with strong franchises such as Masco Corporation and Raytheon to the portfolio.

Reduced merger and acquisition activity, along with economic concerns, kept media and telecom stocks under pressure. We remain optimistic, however, that convergence and consolidation will continue in this sector and have, therefore, chosen to take the current weakness in the sector as an opportunity to add to positions.

The high valuations of large-cap growth stocks present the market with limited opportunities to fuel continued strong performance. This creates an environment that should be favorable to our investment approach, as it appears that smaller stocks and stocks that focus on forgotten sectors now present the most interesting investment opportunities. Areas in which we are adding to our holdings include industrials and consumer cyclicals, as the impending end of the Fed's interest-rate hikes could benefit these sectors.

We thank you for investing in the Strong Opportunity Fund and look forward to continuing to help you pursue your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-85 to 6-30-00

                                    [GRAPH]

           The Strong Opportunity Fund         S&P MidCap 400 Index*     Lipper Multi-Cap Value Funds Index*
 Dec 85          $10,000                          $10,000                           $10,000
 Dec 87          $17,893                          $11,383                           $12,267
 Dec 89          $24,694                          $18,649                           $17,565
 Dec 91          $28,845                          $26,556                           $20,789
 Dec 93          $41,022                          $33,866                           $26,307
 Dec 95          $53,868                          $42,757                           $34,503
 Dec 97          $78,557                          $67,406                           $52,979
 Dec 99         $121,016                          $92,110                           $59,788
 Jun 00         $127,272                         $100,375                           $59,330

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Your Fund's
approach

The Strong Opportunity Fund seeks capital growth. It invests primarily in stocks of medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. He bases his analysis on a company's "private marketvalue"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.

Market
highlights

 .    S&P MidCap 400 Stock Index, the Fund's benchmark, returned 8.97% for the first six months of 2000.

 .    Technology proved to be a precarious sector, with the Nasdaq Composite
     Index dropping by more than 13% in the second quarter of the year.

 .    Cyclicals, along with media and telecommunications stocks, suffered in the first half of the year. This was the result of worries about a possible slowdown in the economy.

--------------------------------------------------------------------------------

*The S&P MidCap 400 is an unmanaged index generally representative of the U.S.
 market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

                                STRONG COMMON STOCK FUND

                                                     Shares or
                                                     Principal           Value
                                                        Amount        (Note 2)
------------------------------------------------------------------------------

Common Stocks 91.5%
Banks - Foreign 0.1%
Bank of Tokyo - Mitsubishi (b)                         121,000  $    1,462,688

Banks - Midwest 1.1%
Old Kent Financial Corporation                         717,150      19,183,763

Banks - Super Regional 2.4%
FleetBoston Financial Corporation                      690,000      23,460,000
SunTrust Banks, Inc.                                   405,000      18,503,437
                                                                --------------
                                                                    41,963,437

Banks - West/Southwest 1.2%
City National Corporation                              600,000      20,850,000

Building - Hand Tools 1.3%
The Black & Decker Corporation                         580,000      22,801,250

Building - Heavy Construction 1.3%
Jacobs Engineering Group, Inc. (b)                     702,500      22,962,969

Chemicals - Fertilizers 1.0%
IMC Global, Inc.                                     1,378,000      17,914,000

Chemicals - Specialty 2.5%
Crompton Corporation                                 2,026,900      24,829,525
Cytec Industries, Inc. (b)                             715,000      17,651,562
                                                                --------------
                                                                    42,481,087

Commercial - Leasing Companies 0.7%
Rollins Truck Leasing Corporation                    1,860,000      12,903,750

Commercial Services - Advertising 1.3%
TMP Worldwide, Inc. (b)                                300,000      22,143,750

Commercial Services - Security/Safety 1.1%
Pittston Company Brinks Group                        1,340,000      18,341,250

Computer - Graphics 1.3%
Autodesk, Inc.                                         645,000      22,373,437

Computer - Memory Devices 1.4%
Microchip Technology, Inc. (b)                         430,000      25,054,219

Computer - Optical Recognition 1.3%
Symbol Technologies, Inc.                              425,000      22,950,000

Computer - Services 1.3%
IMS Health, Inc.                                     1,245,000      22,410,000

Computer Software - Education/Entertainment 1.4%
Electronic Arts, Inc. (b)                              340,000      24,798,750

Computer Software - Enterprise 6.1%
Computer Associates International, Inc.                437,300      22,384,294
J.D. Edwards & Company (b)                           1,270,000      19,129,375
I2 Technologies, Inc. (b)                               90,000       9,383,906
Informix Corporation (b)                             2,111,400      15,703,538
Sybase, Inc. (b)                                     1,000,000      23,000,000
Synopsys, Inc. (b)                                     480,000      16,590,000
                                                                --------------
                                                                   106,191,113

Diversified Operations 1.7%
Carlisle Companies, Inc.                               605,000      27,225,000
Itochu Corporation (b)                                 470,000       2,372,841
                                                                --------------
                                                                    29,597,841
Electrical - Equipment 0.2%
Hitachi, Ltd.                                          230,000       3,320,751

Electronics - Military Systems 1.1%
General Motors Corporation Class H (b)                 223,000      19,568,250

Electronics - Miscellaneous Components 0.9%
Commscope, Inc. (b)                                    383,400      15,719,400

Electronics - Scientific Instruments 1.4%
Thermo Electron Corporation (b)                      1,150,000      24,221,875

Electronics - Semiconductor Manufacturing 4.0%
Dallas Semiconductor Corporation                       635,000      25,876,250
Fairchild Semiconductor Corporation
  Class A (b)                                          550,000      22,275,000
Xilinx, Inc. (b)                                       260,000      21,466,250
                                                                --------------
                                                                    69,617,500

Finance - Equity REIT 1.3%
Apartment Investment & Management
  Company Class A                                      500,000      21,625,000

Funeral Services & Related 1.1%
Hillenbrand Industries, Inc                            601,900      18,846,994

Insurance - Life 1.3%
Protective Life Corporation                            855,000      22,764,375

Insurance - Property/Casualty/Title 1.5%
XL Capital, Ltd. Class A                               490,000      26,521,250

Internet - E*Commerce 1.5%
DoubleClick, Inc. (b)                                  390,000      14,868,750
eToys, Inc. (b)                                      1,765,000      11,196,719
                                                                --------------
                                                                    26,065,469

Internet - InternetService Provider/Content 0.8%
go.com (b)                                           1,190,000      14,205,625

Internet - Network Security/Solutions 1.1%
MarchFirst, Inc. (b)                                 1,040,000      18,980,000

Media - Cable TV 5.4%
AT&T Corporation - Liberty Media Group
  Class A (b)                                        1,140,000      27,645,000
Cox Communications, Inc. Class A (b)                   510,000      23,236,875
NTL, Inc. (b)                                          305,000      18,261,875
Telewest Communications PLC                          2,400,000       8,298,288
UnitedGlobalCom, Inc. Class A (b)                      340,000      15,895,000
                                                                --------------
                                                                    93,337,038

Media - Newspapers 1.1%
News Corporation, Ltd. Sponsored ADR                   350,000      19,075,000

Media - Periodicals 1.4%
Readers Digest Association, Inc. Class A               595,000      23,651,250

Medical - Health Maintenance Organizations 2.8%
CIGNA Corporation                                      292,500      27,348,750
WellPoint Health Networks, Inc. (b)                    297,500      21,550,156
                                                                --------------
                                                                    48,898,906

Medical - Instruments 1.5%
Beckman Coulter, Inc.                                  450,000      26,268,750

Medical/Dental - Services 1.0%
Omnicare, Inc.                                       1,985,000      17,989,063

----------------------------------------------------------------------------
                           STRONG COMMON STOCK FUND (continued)

                                                 Shares or
                                                 Principal             Value
                                                    Amount          (Note 2)
----------------------------------------------------------------------------
Office - Equipment & Automation 0.2%
Canon, Inc.                                         71,000    $    3,537,605

Oil & Gas - Drilling 2.9%
Diamond Offshore Drilling, Inc.                    495,000        17,386,875
Nabors Industries, Inc. (b)                        775,000        32,210,937
                                                              --------------
                                                                  49,597,812

Oil & Gas - Machinery/Equipment 1.7%
Smith International, Inc. (b)                      415,000        30,217,188

Oil & Gas - Refining/Marketing 1.3%
Tosco Corporation                                  790,000        22,366,875

Oil & Gas - United States Exploration &
 Production 6.9%
Anadarko Petroleum Corporation                     605,000        29,834,062
Apache Corporation                                 505,000        29,700,312
Devon Energy Corporation                           522,000        29,329,875
EOG Resources, Inc.                                895,000        29,982,500
Harken Energy Corporation (b)                    2,609,500         1,630,938
                                                              --------------
                                                                 120,477,687

Pollution Control - Services 1.6%
Republic Services, Inc. (b)                      1,775,000        28,400,000

Real Estate Operations 1.2%
Security Capital Group, Inc. Class B (b)         1,210,000        20,570,000

Retail - Apparel/Shoe 2.1%
Abercrombie & Fitch Company Class A (b)          1,540,000        18,768,750
The TJX Companies, Inc.                            980,000        18,375,000
                                                              --------------
                                                                  37,143,750

Retail - Consumer Electronics 0.6%
Circuit City Stores, Inc.                          335,000        11,117,813

Retail - Miscellaneous/Diversified 1.4%
Barnes & Noble, Inc. (b)                         1,100,000        24,475,000

Retail/Wholesale - Food 1.3%
SUPERVALU, Inc.                                  1,150,000        21,921,875

Telecommunications - Cellular 3.5%
United States Cellular Corporation (b)             345,000        21,735,000
Vodafone AirTouch PLC Sponsored ADR                410,000        16,989,375
VoiceStream Wireless Corporation (b)               185,850        21,613,774
                                                              --------------
                                                                  60,338,149

Telecommunications - Services 3.9%
Broadwing, Inc. (b)                                815,000        21,139,062
Covad Communications Group, Inc. (b)             1,150,000        18,543,750
MediaOne Group, Inc. (b)                           350,000        23,209,900
Nippon Telegraph & Telephone Corporation               345         4,590,450
                                                              --------------
                                                                  67,483,162

Textile - Mill/Household 1.4%
Unifi, Inc. (b)                                  1,925,000        23,821,875

Transportation - Airline 1.1%
Continental Airlines, Inc. Class B (b)             415,000        19,505,000

Transportation - Equipment
 Manufacturing 0.9%
Trinity Industries, Inc.                           820,000        15,170,000

Utility - Telephone 1.3%
ALLTEL Corporation                                 360,000        22,297,500

Other 0.3%
Other Common Stocks                                 70,700    $    4,737,013
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,281,179,833)                      1,590,238,104
-------------------------------------------------------------------------------
Corporate Bonds 0.6%
Omnipoint Corporation Senior Notes,
 11.625%, Due 8/15/06                       $    8,500,000         9,222,500
Omnipoint Corporation Senior Notes,
 Series A, 11.625%, Due 8/15/06                  1,500,000         1,627,500
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $6,440,874)                           10,850,000
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.7%
Commercial Paper 0.3%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                   2,385,020            2,385,020
Wisconsin Electric Power Company, 6.31%       1,802,250            1,802,250
                                                                 -----------
                                                                   4,187,270

Money Market Funds 0.9%
Strong Heritage Money Market Fund (f)        15,000,000           15,000,000

Repurchase Agreements 6.3%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
 Due 7/03/00 (Repurchase proceeds
 $109,760,335); Collateralized by:
 U.S. Government & Agency Issues (e)        109,700,000          109,700,000

United States Government Issues 0.2%
United States Treasury Bills,
 Due 8/03/00 (c)                              4,150,000            4,130,308
------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $133,016,686)                                             133,017,578
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments In Securities
 (Cost $1,420,637,393) 99.8%                                   1,734,105,682
Other Assets and Liabilities, Net 0.2%                             3,189,282
------------------------------------------------------------------------------
Net Assets 100.0%                                            $ 1,737,294,964
==============================================================================

FUTURES
----------------------------------------------------------------------------
                                          Underlying Face        Unrealized
                    Expiration Date        Amount at Value      Appreciation
----------------------------------------------------------------------------
Sold:
74 S&P 500               9/00               $27,159,850      $       503,200
----------------------------------------------------------------------------

                             STRONG DISCOVERY FUND

                                              Shares or
                                              Principal               Value
                                                 Amount             (Note 2)
----------------------------------------------------------------------------
Common Stocks 84.5%
Banks - Money Center 0.6%
Citigroup, Inc.                                  19,150      $     1,153,788

Building - Maintenance & Services 2.2%
Coinmach Laundry Corporation (b)                279,100            3,977,175

Commercial Services - Advertising 1.8%
Lamar Advertising Company (b) (c)                77,800            3,369,713

Commercial Services - Schools 1.1%
ITT Educational Services, Inc. (b)              111,400            1,956,462

Commercial Services - Staffing 0.2%
Modis Professional Services, Inc. (b)            36,900              327,488

SCHEDULES OF INVESTMENTS IN SECURITIES (continued) June 30, 2000 (Unaudited)
------------------------------------------------------------------------------

                       STRONG DISCOVERY FUND (continued)

                                               Shares or
                                               Principal        Value
                                                  Amount       (Note 2)
-----------------------------------------------------------------------
Computer - Integrated Systems 0.2%
Psion PLC                                        38,292    $    371,066

Computer - Local Networks 0.5%
Brocade Communications Systems, Inc. (b)          1,000         183,484
Cisco Systems, Inc. (b)                          10,500         667,406
Foundry Networks, Inc. (b)                        1,400         154,700
                                                          -------------
                                                              1,005,590

Computer - Manufacturers 1.3%
Hewlett-Packard Company                          11,100       1,386,113
International Business Machines Corporation       9,300       1,018,931
                                                          -------------
                                                              2,405,044

Computer - Memory Devices 1.9%
Microchip Technology, Inc. (b)                   12,150         707,927
SanDisk Corporation (b)                          45,900       2,808,506
                                                          -------------
                                                              3,516,433

Computer - Peripheral Equipment 0.7%
Lexmark International Group, Inc. Class A (b)    17,800       1,197,050

Computer - Services 1.0%
Sungard Data Systems, Inc. (b)                   58,700       1,819,700

Computer Software - Desktop 0.8%
Microsoft Corporation (b) (c)                    19,200       1,536,000

Computer Software - Enterprise 1.5%
Adobe Systems, Inc.                               3,500         455,000
Mercury Interactive Corporation (b)               7,800         754,650
Oracle Systems Corporation (b)                   11,700         983,531
Rational Software Corporation (b)                 3,900         362,456
Veritas Software Corporation (b)                  1,100         124,317
                                                          -------------
                                                              2,679,954

Consumer Products - Miscellaneous 0.4%
Rayovac Corporation (b)                          34,400         769,700

Diversified Operations 0.4%
Agilent Technologies, Inc. (b)                   10,298         759,478

Electrical - Connectors 1.5%
Methode Electronics, Inc. Class A                70,300       2,715,338

Electronics - Miscellaneous Components 1.6%
RF Micro Devices, Inc. (b)                        2,400         210,300
Sawtek, Inc. (b)                                 34,500       1,985,906
Viasystems Group, Inc. (b)                       38,100         616,744
Vishay Intertechnology, Inc. (b)                  4,550         172,616
                                                          -------------
                                                              2,985,566

Electronics - Parts Distributors 0.2%
Kent Electronics Corporation (b)                 11,350         338,372

Electronics - Semiconductor Manufacturing 8.2%
Applied Micro Circuits Corporation (b)            3,700         365,375
Atmel Corporation (b)                            83,600       3,082,750
Burr-Brown Corporation (b)                       30,300       2,626,631
Cypress Semiconductor, Inc. (b)                  64,700       2,733,575
Intel Corporation (c)                            14,000       1,871,625
LSI Logic Corporation (b)                        58,700       3,177,137
Micron Technology, Inc. (b)                       5,000         440,312
National Semiconductor Corporation (b)            5,200         295,100
SDL, Inc. (b)                                     1,000         285,187
                                                          -------------
                                                             14,877,692

Electronics Products - Miscellaneous 1.3%
Samsung Electronics GDR                          12,300       2,416,950

Energy - Other 0.3%
Calpine Corporation (b)                           9,000         591,750

Finance - Consumer/Commercial Loans 0.6%
Associates First Capital Corporation             46,300       1,033,069

Finance - Equity REIT 2.0%
Pinnacle Holdings, Inc. (b)                      68,300       3,688,200

Finance - Investment Brokers 1.8%
The Charles Schwab Corporation                   96,500       3,244,812

Finance - Investment Management 0.6%
Kansas City Southern Industries, Inc. (b)        12,900       1,144,069

Finance - Savings & Loan 1.6%
TCF Financial Corporation                       116,500       2,992,594

Financial Services - Miscellaneous 0.3%
Concord EFS, Inc. (b)                            23,600         613,600

Insurance - Brokers 0.3%
Arthur J. Gallagher & Company                    13,200         554,400

Insurance - Property/Casualty/Title 0.3%
ACE, Ltd.                                        12,300         344,400
CNA Financial Corporation (b)                     9,600         326,400
                                                          -------------
                                                                670,800

Internet - E*Commerce 2.3%
DoubleClick, Inc. (b)                             9,750         371,719
Getty Images, Inc. (b)                          102,300       3,791,494
                                                          -------------
                                                              4,163,213

Internet - Internet Service
  Provider/Content 0.4%
America Online, Inc. (b)                         14,085         742,984

Internet - Network Security/Solutions 2.0%
Juniper Networks, Inc. (b)                        3,400         494,913
Network Associates, Inc. (b)                    143,000       2,913,625
Sapient Corporation (b)                           2,700         288,731
                                                          -------------
                                                              3,697,269

Internet - Software 2.1%
Vignette Corporation (b)                         74,800       3,890,769

Leisure - Gaming 0.2%
Park Place Entertainment Corporation (b)         31,300         381,469

Leisure - Photo Equipment/Related 1.7%
Eastman Kodak Company                            53,600       3,189,200

Leisure - Products 0.5%
Harley-Davidson, Inc.                            20,100         773,850
SCP Pool Corporation (b)                          5,850         137,475
                                                          -------------
                                                                911,325

Leisure - Services 0.6%
Bally Total Fitness Holding Corporation (b)      41,700       1,058,137

Leisure - Toys/Games/Hobby 1.6%
Action Performance Companies, Inc. (b)          396,850       2,877,162

Machine - Tools & Related Products 0.9%
Applied Power, Inc. (c)                          50,500       1,691,750

Media - Cable TV 0.3%
Insight Communications Company, Inc. (b)         35,400         553,125

--------------------------------------------------------------------------------
                       STRONG DISCOVERY FUND (continued)

                                                                Shares or
                                                                Principal        Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
Media - Radio/TV 3.2%
AMFM, Inc. (b)                                                     23,100    $  1,593,900
Infinity Broadcasting Corporation Class A (b)                      94,950       3,459,741
Viacom, Inc. Class B (b)                                            8,300         565,956
Westwood One, Inc. (b)                                              4,300         146,738
                                                                             ------------
                                                                                5,766,335

Medical - Drug/Diversified 0.0%
Halsey Drug Company, Inc. (Acquired
 7/01/99 - 4/03/00; Cost $34,439) (b) (d) (f)                      18,460          21,930

Medical - Ethical Drugs 1.7%
American Home Products Corporation                                 12,500         734,375
Forest Laboratories, Inc. (b)                                       2,500         252,500
Jones Medical Industries, Inc.                                      2,500          99,844
Pfizer, Inc. (c)                                                   42,375       2,034,000
                                                                             ------------
                                                                                3,120,719

Medical - Generic Drugs 0.5%
Watson Pharmaceuticals, Inc. (b)                                   15,200         817,000

Medical - Health Maintenance Organizations 0.2%
CIGNA Corporation                                                   3,900         364,650

Medical - Instruments 0.2%
Medtronic, Inc.                                                     6,650         331,253

Medical/Dental - Supplies 2.9%
Patterson Dental Company (b)                                       23,000       1,173,000
Sybron International Corporation (b)                              204,000       4,041,750
                                                                             ------------
                                                                                5,214,750

Oil & Gas - Drilling 4.3%
Diamond Offshore Drilling, Inc.                                    71,100       2,497,387
Marine Drilling Companies, Inc. (b)                                43,650       1,222,200
Nabors Industries, Inc. (b)                                        79,500       3,304,219
Noble Drilling Corporation (b)                                     18,400         757,850
                                                                             ------------
                                                                                7,781,656

Oil & Gas - Field Services 0.2%
BJ Services Company (b)                                             5,400         337,500

Oil & Gas - International Integrated 0.2%
Texaco, Inc.                                                        6,100         324,825

Oil & Gas - United States Exploration & Production 5.4%
Devon Energy Corporation                                           60,000      3,371, 250
Ocean Energy, Inc. (b)                                            207,200       2,939,650
Union Pacific Resources Group, Inc. (c)                           160,325       3,527,150
                                                                             ------------
                                                                                9,838,050

Pollution Control - Services 1.1%
Waste Management, Inc.                                            105,300       2,000,700

Retail - Consumer Electronics 0.3%
Best Buy Company, Inc. (b)                                          8,700         550,275

Retail - Home Furnishings 0.7%
Rent-A-Center, Inc. (b)                                            52,800       1,188,000

Retail - Mail Order & Direct 0.2%
Damark International, Inc. Class A (b)                             14,800         318,200

Retail - Miscellaneous/Diversified 0.3%
Blockbuster, Inc. Class A                                          41,000         397,187
Regis Corporation                                                   9,400         117,500
                                                                             ------------
                                                                                  514,687

Retail/Wholesale - Building Products 0.6%
Central Garden & Pet Company (b)                                  121,650       1,091,048

Telecommunications - Cellular 3.4%
Microcell Telecommunications, Inc. (b)                             20,100         726,113
Millicom International Cellular SA (b)                             28,000         980,000
NTT DoCoMo, Inc.                                                       11         297,915
Powertel, Inc. (b)                                                 23,225       1,647,523
Vodafone AirTouch PLC Sponsored ADR (c)                            43,100       1,785,956
VoiceStream Wireless Corporation (b)                                7,000         814,078
                                                                             ------------
                                                                                6,251,585

Telecommunications - Equipment 6.2%
American Tower Corporation Class A (b)                             76,800       3,201,600
Corning, Inc.                                                       4,500       1,214,438
Crown Castle International Corporation (b)                         25,100         916,150
E-Tek Dynamics, Inc. (b)                                            6,800       1,793,925
Harris Corporation                                                 31,900       1,044,725
JDS Uniphase Corporation (b)                                        8,900       1,066,888
Metricom, Inc. (b)                                                 10,215         284,743
Nokia Corporation Sponsored ADR                                     8,000         399,500
SBA Communications Corporation (b)                                 28,400       1,475,025
                                                                             ------------
                                                                               11,396,994

Telecommunications - Services 3.2%
AT&T Corporation                                                   92,575       2,927,684
Broadwing, Inc. (b)                                                16,500         427,969
MediaOne Group, Inc. (b) (c)                                       24,100       1,598,167
Montana Power Company                                              14,400         508,500
WinStar Communications, Inc. (b)                                    9,400         318,425
                                                                             ------------
                                                                                5,780,745

Transportation - Rail 0.7%
Burlington Northern Santa Fe Corporation                           18,100         415,169
Wisconsin Central Transportation
 Corporation (b)                                                   68,400         889,200
                                                                             ------------
                                                                                1,304,369

Utility - Telephone 1.2%
ALLTEL Corporation                                                 11,700         724,669
Citizens Communications Company (b) (c)                            84,000       1,449,000
                                                                             ------------
                                                                                2,173,669

-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $141,903,851)                                       154,357,196
-----------------------------------------------------------------------------------------

Warrants 0.0%
Halsey Drug Company, Inc. Expire 12/26/01
 (Acquired 7/21/97; Cost $0) (b) (d) (f)                           21,429           5,721
-----------------------------------------------------------------------------------------
Total Warrants (Cost $0)                                                            5,721
-----------------------------------------------------------------------------------------

Convertible Bonds 0.1%
Halsey Drug Company, Inc.Subordinated
 Debentures, 10.00%, Due 8/06/01
 (Acquired 8/05/96; Cost $587,550) (d) (f)                   $    600,000         164,424
-----------------------------------------------------------------------------------------
Total Convertible Bonds (Amortized Cost $596,701)                                 164,424
-----------------------------------------------------------------------------------------

Short-Term Investments (a) 39.6%
Commercial Paper 1.1%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                       799,800         799,800
Wisconsin Electric Power Company, 6.31%                         1,288,800       1,288,800
                                                                             ------------
                                                                                2,088,600

Repurchase Agreements 35.4%
  Barclays Capital, Inc. (Dated 6/30/00), 6.50%,
  Due 7/03/00 (Repurchase Proceeds $64,634,992);
  Collateralized by: United States
  Treasury Bonds (e)                                           64,600,000      64,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                       STRONG DISCOVERY FUND (continued)

                                                                Shares or
                                                                Principal        Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
United States Government Issues 3.1%
United States Treasury Bills,
 Due 7/13/00 thru 9/07/00 (c)                                  $5,620,000    $  5,573,565
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $72,261,223)                                72,262,165
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $214,761,775) 124.2%                    226,789,506
Other Assets and Liabilities, Net (24.2%)                                     (44,172,921)
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                            $182,616,585
=========================================================================================

FUTURES
-----------------------------------------------------------------------------------------
                                                           Underlying Face    Unrealized
                                     Expiration Date       Amount at Value   Depreciation
-----------------------------------------------------------------------------------------
Sold:
24 NASDAQ 100 Index                        9/00                $9,160,800        $244,992

WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------------------
                                                               Contracts      Premiums
-----------------------------------------------------------------------------------------
Options outstanding at beginning of period                             --    $         --
Options written during the period                                     890          64,968
Options closed                                                       (890)        (64,968)
Options expired                                                        --              --
Options exercised                                                      --              --
                                                                   ------       ---------
Options outstanding at end of period                                   --    $         --
                                                                   ======       =========

Closed options resulted in a capital loss of $4,452.
--------------------------------------------------------------------------------
                       STRONG MID CAP DISCIPLINED FUNDS

                                                                Shares or
                                                                Principal        Value
                                                                 Amount        (Note 2)
-----------------------------------------------------------------------------------------
Common Stocks 87.1%
Agricultural Operations 1.0%
Fresh Del Monte Produce, Inc. (b)                                  12,400    $     85,250

Banks - Super Regional 1.6%
BB&T Corporation                                                    5,700         136,087

Beverages - Alcoholic 1.0%
Adolph Coors Company Class B                                        1,500          90,750

Beverages - SoftDrinks 3.2%
Coca-Cola Enterprises, Inc.                                         9,500         154,969
The Pepsi Bottling Group, Inc.                                      4,300         125,506
                                                                             ------------
                                                                                  280,475

Chemicals - Basic 1.6%
Cambrex Corporation                                                 3,100         139,500

Commercial - Leasing Companies 0.8%
Comdisco, Inc.                                                      3,200          71,400

Commercial Services - Advertising 1.7%
True North Communications, Inc.                                     3,400         149,600

Commercial Services - Miscellaneous 0.8%
Young & Rubicam, Inc.                                               1,300          74,343

Commercial Services - Printing 2.0%
Valassis Communications, Inc. (b)                                   4,700         179,188

Commercial Services - Security/Safety 1.7%
Diebold, Inc.                                                       5,300         147,737

Computer - Memory Devices 1.5%
Advanced Digital Information Corporation (b)                        8,100         129,094

Computer - Services 4.2%
Acxiom Corporation (b)                                              4,000         109,000
Sungard Data Systems, Inc. (b)                                      4,200         130,200
Systems & Computer Technology Corporation (b)                       6,600         132,000
                                                                             ------------
                                                                                  371,200

Computer Software - Enterprise 0.9%
Informix Corporation (b)                                           10,300          76,606

Diversified Operations 1.4%
Textron,  Inc.                                                      2,200         119,488

Electronics - Semiconductor Equipment 1.2%
Brooks Automation, Inc. (b)                                         1,600         102,300

Electronics - Semiconductor Manufacturing 1.7%
Integrated Device Technology, Inc. (b)                              2,500         149,688

Energy - Other 1.5%
NRG Energy, Inc. (b)                                                7,000         127,750

Finance - Savings & Loan 1.7%
Charter One Financial,Inc.                                          6,400         147,200

Financial Services - Miscellaneous 3.6%
CompuCredit Corporation (b)                                         5,200         156,000
Providian Financial Corporation                                     1,800         162,000
                                                                             ------------
                                                                                  318,000

Insurance - Brokers 1.5%
Aon Corporation                                                     4,200         130,463

Insurance - Property/Casualty/Title 5.2%
ACE, Ltd.                                                           6,000         168,000
MGIC Investment Corporation                                         2,600         118,300
XL Capital, Ltd. Class A                                            3,100         167,788
                                                                             ------------
                                                                                  454,088

Leisure - Services 1.3%
Carnival Corporation                                                5,700         111,150

Media - Newspapers 1.0%
Harte-Hanks, Inc.                                                   3,700          92,500

Media - Periodicals 1.5%
Ziff-Davis,Inc. (b)                                                14,800         133,200

Medical - Hospitals 2.1%
Triad Hospitals, Inc. (b)                                           7,600         183,825

Medical - Outpatient/Home Care 1.7%
HEALTHSOUTH Corporation (b)                                        20,900         150,219

Oil & Gas - Drilling 3.8%
Nabors Industries, Inc. (b)                                         3,800         157,938
Precision Drilling Corporation (b)                                  4,600         177,675
                                                                             ------------
                                                                                  335,613

Oil & Gas - Field Services 1.2%
Varco International, Inc. (b)                                       4,600         106,950

Oil & Gas - Production/Pipeline 1.3%
El Paso Energy Corporation                                          2,300         117,156

--------------------------------------------------------------------------------
                  STRONG MID CAP DISCIPLINED FUND (continued)

                                                           Shares or
                                                           Principal     Value
                                                              Amount   (Note 2)
--------------------------------------------------------------------------------

Oil & Gas - United States Exploration & Production 3.4%
Santa Fe Snyder Corporation (b)                            13,300    $  151,287
Union Pacific Resources Group, Inc.                         6,800       149,600
                                                                      ---------
                                                                        300,887

Oil & Gas - United States Integrated 1.6%
Unocal Corporation                                          4,200       139,125

Paper & Paper Products 1.1%
Bowater, Inc.                                               2,200        97,075

Pollution Control - Services 2.2%
Republic Services, Inc. (b)                                12,000       192,000

Retail - Apparel/Shoe 1.3%
Nordstrom, Inc.                                             4,600       110,975

Retail - Department Stores 2.9%
Ames Department Stores, Inc. (b)                           12,500        96,875
Family Dollar Stores, Inc.                                  8,100       158,456
                                                                      ---------
                                                                        255,331

Retail - Major Discount Chains 1.2%
Dollar General Corporation                                  5,400       105,300

Retail - Restaurants 3.0%
Outback Steakhouse, Inc. (b)                                5,300       155,025
Wendy's International, Inc.                                 6,100       108,656
                                                                      ---------
                                                                        263,681

Retail/Wholesale - Building Products 1.2%
Lowe's Companies, Inc.                                      2,600       106,762

Retail/Wholesale - Computer/Cellular 1.8%
Ingram Micro, Inc. Class A (b)                              8,800       153,450

Retail/Wholesale - Food 1.7%
SUPERVALU, Inc.                                             7,700       146,781

Telecommunications - Cellular 1.6%
Western Wireless Corporation Class A (b)                    2,600       141,700

Telecommunications - Equipment 2.9%
Harris Corporation                                          3,800       124,450
Tellabs, Inc. (b)                                           1,900       130,031
                                                                      ---------
                                                                        254,481

Telecommunications - Services 3.8%
CenturyTel, Inc.                                            4,900       140,875
ITC/DeltaCom, Inc. (b)                                      8,700       194,119
                                                                      ---------
                                                                        334,994

Transportation - Air Freight 1.3%
EGL, Inc. (b)                                               3,700       113,775

Transportation - Truck 1.4%
CNF Transportation, Inc.                                    5,500       125,125

Utility - Electric Power 1.0%
Independent Energy Holdings PLC ADR (b)                    10,300        85,619
-------------------------------------------------------------------------------
Total Common Stocks (Cost $7,352,978)                                 7,637,881
-------------------------------------------------------------------------------

Short-Term Investments (a) 12.3%
Commercial Paper 5.5%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                            $  203,200       203,200
Wisconsin Electric Power Company, 6.31%                   275,300       275,300
                                                                      ---------
                                                                        478,500

Repurchase Agreements 6.8%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
   Due 7/03/00 (Repurchase proceeds $600,330);
   Collateralized by: U.S. Government
   & Agency Issues (e)                                 $  600,000    $  600,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,078,500)                        1,078,500
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $8,431,478) 99.4%              $8,716,381
Other Assets and Liabilities, Net 0.6%                                   54,357
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $8,770,738
================================================================================

--------------------------------------------------------------------------------
                          STRONG MID CAP GROWTH FUND


                                                           Shares or
                                                           Principal     Value
                                                              Amount   (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.2%
Banks - Money Center 0.3%
The Bank of New York Company, Inc.                          11,000   $  511,500

Banks - Super Regional 2.7%
Comerica, Inc.                                              24,000    1,077,000
Northern Trust Company                                      21,500    1,398,844
State Street Corporation                                    15,000    1,590,938
                                                                      ---------
                                                                      4,066,782
Computer - Memory Devices 1.0%
Network Appliance, Inc. (b)                                  8,400      676,200
SanDisk Corporation (b)                                     12,500      764,844
                                                                      ---------
                                                                      1,441,044

Computer - Services 0.6%
Sungard Data Systems, Inc. (b)                              31,000      961,000

Computer Software - Desktop 2.6%
Gemstar International Group, Ltd. (b)                       47,000    2,888,297
Verity, Inc. (b)                                            27,500    1,045,000
                                                                      ---------
                                                                      3,933,297

Computer Software - Enterprise 4.7%
Business Objects SA Sponsored ADR (b)                       13,500    1,189,687
I2 Technologies, Inc.(b)                                     9,700    1,011,377
Mercury Interactive Corporation (b)                          8,000      774,000
TIBCO Software, Inc. (b)                                    21,000    2,251,922
Veritas Software Corporation (b)                            16,500    1,864,758
                                                                      ---------
                                                                      7,091,744

Computer Software - Financial 0.5%
Intuit, Inc. (b)                                            17,500      724,063

Computer Software - Medical 0.5%
Cerner Corporation (b)                                      27,000      735,750

Computer Software - Security 0.7%
Check Point Software Technologies, Ltd. (b)                  5,000    1,058,750

Electronics - Laser Systems/Components 0.9%
VISX, Inc. (b)                                              48,500    1,361,031

Electronics - Measuring Instruments 0.5%
Tektronix, Inc. (b)                                         10,500      777,000

Electronics - Scientific Instruments 1.8%
PE Corporation-PE Biosystems Group                          40,300    2,654,763

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

                    STRONG MID CAP GROWTH FUND (continued)
                                                           Shares or
                                                           Principal     Value
                                                              Amount   (Note 2)
--------------------------------------------------------------------------------
Electronics - Semiconductor Equipment 3.1%
Credence Systems Corporation (b)                           28,000   $ 1,545,250
KLA-Tencor Corporation (b)                                 34,500     2,020,406
Teradyne, Inc. (b)                                         15,000     1,102,500
                                                                     ----------
                                                                      4,668,156

Electronics - Semiconductor Manufacturing 13.8%
Analog Devices, Inc. (b)                                   25,500     1,938,000
Applied Micro Circuits Corporation (b)                     35,000     3,456,250
Conexant Systems, Inc. (b)                                 13,500       656,438
GlobeSpan, Inc. (b)                                        37,000     4,516,891
Integrated Device Technology, Inc.(b)                      27,000     1,616,625
LSI Logic Corporation (b)                                  18,000       974,250
Micron Technology, Inc. (b)                                29,000     2,553,813
National Semiconductor Corporation (b)                     24,000     1,362,000
PMC-Sierra, Inc. (b)                                        5,500       977,281
Triquint Semiconductor, Inc. (b)                           21,000     2,009,437
Vitesse Semiconductor Corporation (b)                      12,000       882,750
                                                                     ----------
                                                                     20,943,735

Electronics Products - Miscellaneous 1.6%
Celestica, Inc. (b)                                        27,000     1,339,875
Flextronics International, Ltd. (b)                        15,500     1,064,656
                                                                     ----------
                                                                      2,404,531

Finance - Investment Brokers 7.7%
A.G. Edwards, Inc.                                         27,000     1,053,000
Donaldson, Lufkin & Jenrette, Inc.                         15,500       657,781
The Goldman Sachs Group, Inc.                              24,000     2,277,000
Legg Mason, Inc.                                           39,000     1,950,000
Lehman Brothers Holdings, Inc.                             22,500     2,127,656
Paine Webber Group, Inc.                                   24,000     1,092,000
The Charles Schwab Corporation                             78,000     2,622,750
                                                                     ----------
                                                                     11,780,187

Finance - Investment Management 1.0%
Kansas City Southern Industries, Inc. (b)                  18,000     1,596,375

Finance - Mortgage & Related Services 0.7%
Countrywide Credit Industries, Inc.                        36,000     1,091,250

Finance - Savings & Loan 1.1%
Washington Mutual, Inc.                                    55,500     1,602,562

Financial Services - Miscellaneous 2.4%
Capital One Financial Corporation                          47,000     2,097,375
First Data Corporation                                     31,000     1,538,375
                                                                     ----------
                                                                      3,635,750

Insurance - Property/Casualty/Title 0.8%
ACE, Ltd.                                                  45,000     1,260,000

Internet - E*Commerce 1.6%
Critical Path, Inc. (b)                                    21,200     1,236,225
Internet Capital Group, Inc. (b)                           32,000     1,184,500
                                                                     ----------
                                                                      2,420,725

Internet - Internet Service Provider/Content 1.8%
InfoSpace, Inc. (b)                                        27,000     1,491,750
USinternetworking, Inc. (b)                                63,000     1,287,563
                                                                     ----------
                                                                      2,779,313

Internet - Network Security/Solutions 4.2%
Exodus Communications, Inc. (b)                            42,500     1,957,656
RSA Security, Inc. (b)                                     24,000     1,662,000
VeriSign, Inc. (b)                                         15,400     2,718,100
                                                                     ----------
                                                                      6,337,756
Internet - Software 4.2%
Ariba, Inc. (b)                                             7,000       686,328
BEA Systems, Inc. (b)                                      37,000     1,829,188
BroadVision, Inc. (b)                                      20,000     1,016,250
Phone.com, Inc. (b)                                        10,000       651,250
Portal Software, Inc. (b)                                  12,000       766,500
Vignette Corporation (b)                                   28,100     1,461,639
                                                                      ---------
                                                                      6,411,155

Media - Radio/TV 0.8%
Univision Communications, Inc. (b)                          12,000    1,242,000

Medical - Biomedical/Genetics 1.5%
Chiron Corporation (b)                                      16,000      760,000
Genentech, Inc. (b)                                          9,200    1,582,400
                                                                      ---------
                                                                      2,342,400

Medical - Ethical Drugs 1.0%
Elan Corporation PLC Sponsored ADR (b)                      31,500    1,525,781

Medical - Health Maintenance Organizations 1.0%
UnitedHealth Group, Inc.                                    18,500    1,586,375

Medical - Hospitals 0.6%
Health Management Associates, Inc. Class A (b)              69,000      901,313

Medical - Outpatient/Home Care 0.6%
HEALTHSOUTH Corporation (b)                                130,000      934,375

Medical - Products 1.0%
Sepracor, Inc. (b)                                          12,500    1,507,812

Medical - Wholesale Drugs/Sundries 1.8%
AmeriSource Health Corporation Class A (b)                  34,500    1,069,500
Express Scripts, Inc. Class A (b)                           14,500      900,813
McKesson HBOC, Inc.                                         35,000      732,812
                                                                      ---------
                                                                      2,703,125

Oil & Gas - Drilling 5.1%
Diamond Offshore Drilling, Inc.                             50,000    1,756,250
ENSCO International, Inc.                                   85,000    3,044,062
Noble Drilling Corporation (b)                              70,000    2,883,125
                                                                      ---------
                                                                      7,683,437

Oil & Gas - Field Services 2.3%
BJ Services Company (b)                                     29,900    1,868,750
Petroleum Geo-Services ASA Sponsored ADR (b)                95,000    1,620,938
                                                                      ---------
                                                                      3,489,688

Oil & Gas - Machinery/Equipment 2.6%
Cooper Cameron Corporation (b)                              25,500    1,683,000
Smith International, Inc. (b)                               32,000    2,330,000
                                                                      ---------
                                                                      4,013,000

Retail - Consumer Electronics 1.4%
Best Buy Company, Inc. (b)                                  34,000    2,150,500

Retail - Department Stores 0.7%
Kohl's Corporation (b)                                      19,000    1,056,875

Retail - Miscellaneous/Diversified 0.6%
Pier 1 Imports, Inc.                                        97,000      945,750

Retail/Wholesale - Computer/Cellular 1.0%
RadioShack Corporation                                      30,500    1,444,937

Retail/Wholesale - Jewelry 2.0%
Tiffany & Company                                           45,500    3,071,250

--------------------------------------------------------------------------------
                    STRONG MID CAP GROWTH FUND (continued)

                                                  Shares or
                                                  Principal        Value
                                                     Amount       (Note 2)
----------------------------------------------------------------------------
Telecommunications - Cellular 1.9%
United States Cellular Corporation (b)               22,000  $  1,386,000
VoiceStream Wireless Corporation (b)                 13,000     1,511,859
                                                             ------------
                                                                2,897,859

Telecommunications - Equipment 11.7%
American Tower Corporation Class A (b)               42,000     1,750,874
Andrew Corporation (b)                               50,500     1,694,906
Comverse Technology, Inc. (b)                        30,500     2,836,500
Copper Mountain Networks, Inc. (b)                   16,100     1,418,813
E-Tek Dynamics, Inc. (b)                             15,000     3,957,187
Netro Corporation (b)                                17,000       975,375
Scientific-Atlanta, Inc.                             23,000     1,713,500
Sycamore Networks, Inc. (b)                           8,000       883,000
Tekelec (b)                                          29,000     1,397,438
Terayon Communication Systems, Inc. (b)              19,000     1,220,453
                                                             ------------
                                                               17,848,046

Telecommunications - Services 0.8%
NEXTLINK Communications, Inc. Class A (b)            34,000     1,289,875
-------------------------------------------------------------------------
Total Common Stocks (Cost $127,685,798)                       150,882,617
-------------------------------------------------------------------------

Short-Term Investments (a) 2.6%
Commercial Paper 1.0%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                     $ 1,276,700     1,276,700
Wisconsin Electric Power Company, 6.31%             313,700       313,700
                                                             ------------
                                                                1,590,400

Repurchase Agreements 0.5%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
  Due 7/03/00 (Repurchase proceeds $700,385);
  Collateralized by: U.S. Government
  & Agency Issues (e)                               700,000       700,000

United States Government Issues 1.1%
United States Treasury Bills,
  Due 7/20/00 thru 9/14/00                        1,720,000     1,707,016
-------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,997,139)                  3,997,416
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Investments in Securities (Cost $131,682,937) 101.8%    154,880,033
Other Assets and Liabilities, Net (1.8%)                       (2,782,408)
-------------------------------------------------------------------------
Net Assets 100.0%                                            $152,097,625
=========================================================================

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------
                                                  Contracts      Premiums
---------------------------------------------------------------------------
Options outstanding at beginning of period              838  $  2,418,821
Options written during the period                     2,041     4,402,021
Options closed                                       (2,839)   (6,692,966)
Options expired                                         (40)     (127,876)
Options exercised                                        --            --
                                                -----------  ------------
Options outstanding at end of period                     --  $         --
                                                ===========  ============

Closed and expired options resulted in a capital loss of $1,288,838.
---------------------------------------------------------------------------

                         STRONG STRATEGIC GROWTH FUND

                                                Shares or
                                                Principal      Value
                                                   Amount    (Note 2)
-----------------------------------------------------------------------
Common Stocks 90.4%
Aerospace - Defense 1.7%
United Technologies Corporation                     1,700   $100,087

Bank - Money Center 4.8%
The Bank of New York Company, Inc.                  2,700    125,550
Citigroup, Inc.                                     2,500    150,625
                                                            --------
                                                             276,175

Beverages - Alcoholic 2.1%
Anheuser-Busch Companies, Inc.                      1,600    119,500

Commercial Services - Miscellaneous 1.9%
MedQuist, Inc. (b)                                  2,100    107,100

Computer - Local Networks 3.3%
Cisco Systems, Inc. (b)                             3,000    190,687

Computer - Manufacturers 3.4%
International Business Machines Corporation         1,100    120,519
Sun Microsystems, Inc. (b)                            800     72,750
                                                            --------
                                                             193,269

Computer - Peripheral Equipment 1.5%
Lexmark International Group, Inc. Class A (b)         450     30,262
Zebra Technologies Corporation (b)                  1,300     57,606
                                                            --------
                                                              87,868

Computer - Services 2.0%
Automatic Data Processing, Inc.                     2,200    117,837

Computer Software - Desktop 3.9%
Microsoft Corporation (b)                           2,300    184,000
Symantec Corporation (b)                              800     43,150
                                                            --------
                                                             227,150

Computer Software - Enterprise 1.9%
SERENA Software, Inc. (b)                           2,400    108,975

Electrical - Equipment 4.9%
Emerson Electric Company                            1,900    114,713
General Electric Company                            3,150    166,950
                                                            --------
                                                             281,663

Electronics - Semiconductor Manufacturing 6.6%
Integrated Device Technology, Inc. (b)              1,200     71,850
Intel Corporation                                   1,375    183,820
Linear Technology Corporation                         900     57,544
Texas Instruments, Inc.                             1,000     68,688
                                                            --------
                                                             381,902

Financial Services - Miscellaneous 2.9%
American Express Company                            1,800     93,825
Concord EFS, Inc. (b)                               2,700     70,200
                                                            --------
                                                             164,025

Insurance - Diversified 0.8%
AXA Financial, Inc.                                 1,400     47,600

Insurance - Property/Casualty/Title 2.2%
American International Group, Inc.                  1,075    126,313

Internet- Network Security/Solutions 0.6%
Netopia, Inc. (b)                                     800     32,200

Media - Cable TV 1.3%
Time Warner, Inc.                                   1,000     76,000

Medical - Drug/Diversified 1.4%
Johnson & Johnson                                     800     81,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG STRATEGIC GROWTH FUND (continued)

                                                 Shares or
                                                 Principal           Value
                                                    Amount         (Note 2)
-----------------------------------------------------------------------------
Medical - Ethical Drugs 5.7%
Elan Corporation PLC Sponsored ADR (b)               1,400     $    67,812
Merck & Company, Inc.                                1,300          99,613
Pfizer, Inc.                                         3,300         158,400
                                                               -----------
                                                                   325,825

Medical - Products 2.1%
Baxter International, Inc.                           1,725         121,289

Medical - Wholesale Drugs/Sundries 2.2%
Cardinal Health, Inc.                                1,700         125,800

Metal Ores - Non Ferrous 1.0%
Alcoa, Inc.                                          2,000          58,000

Oil & Gas - International Integrated 5.6%
Exxon Mobil Corporation                              2,075         162,887
Royal Dutch Petroleum Company                        2,600         160,063
                                                               -----------
                                                                   322,950

Paper & Paper Products 1.2%
International Paper Company                          2,400          71,550

Retail - Drug Stores 2.2%
CVS Corporation                                      3,100         124,000

Retail - Major Discount Chains 3.0%
Target Corporation                                   1,300          75,400
Wal-Mart Stores, Inc.                                1,700          97,963
                                                               -----------
                                                                   173,363

Retail - Super/Mini Markets 2.6%
Safeway, Inc. (b)                                    3,300         148,913

Retail/Wholesale - Building Products 1.5%
The Home Depot, Inc.                                 1,450          72,409
Lowe's Companies, Inc.                                 300          12,319
                                                               -----------
                                                                    84,728

Telecommunications - Equipment 6.8%
AudioCodes, Ltd. (b)                                   350          42,000
Ericsson (LM) Telephone Company ADR Class B          4,400          88,000
Nortel Networks Corporation                          1,900         129,675
Redback Networks, Inc. (b)                             500          89,000
Tut Systems, Inc. (b)                                  750          43,031
                                                               -----------
                                                                   391,706

Telecommunications - Services 8.4%
AT&T Corporation                                     1,900          60,087
Bell Atlantic Corporation (b)                        2,300         116,869
MediaOne Group, Inc. (b)                             1,500          99,471
WorldCom, Inc. (b)                                   4,450         204,144
                                                               -----------
                                                                   480,571

Transportation Services 0.9%
C.H. Robinson Worldwide, Inc.                        1,000          49,500
--------------------------------------------------------------------------
Total Common Stocks (Cost $4,572,276)                            5,198,046
--------------------------------------------------------------------------

Short-Term Investments (a) 10.4%
Commercial Paper
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                    $   229,080         229,080
Wisconsin Electric Power Company, 6.31%            366,300         366,300
--------------------------------------------------------------------------
Total Short-Term Investments (Cost $595,380)                       595,380
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Investments in Securities (Cost $5,167,656) 100.8%         5,793,426
Other Assets and Liabilities, Net (0.8%)                           (46,155)
--------------------------------------------------------------------------
Net Assets 100.0%                                              $ 5,747,271
==========================================================================

-------------------------------------------------------------------------------
                              STRONG GROWTH FUND

                                                     Shares or
                                                     Principal          Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 93.1%
Banks - Money Center 1.4%
Citigroup, Inc.                                        900,000   $ 54,225,000

Banks - Super Regional 1.0%
Northern Trust Company                                 400,000     26,025,000
State Street Corporation                               100,000     10,606,250
                                                                 ------------
                                                                   36,631,250

Beverages - Soft Drinks 0.3%
The Pepsi Bottling Group, Inc.                         410,000     11,966,875

Commercial Services - Miscellaneous 1.1%
Paychex, Inc.                                        1,025,000     43,050,000

Commercial Services - Schools 0.4%
Apollo Group, Inc. Class A (b)                         500,000     14,000,000

Commercial Services - Staffing 1.2%
Robert Half International, Inc. (b)                  1,600,000     45,600,000

Computer - Local Networks 5.9%
Brocade Communications Systems, Inc. (b)               200,000     36,696,875
Cisco Systems, Inc. (b)                              3,000,000    190,687,500
                                                                 ------------
                                                                  227,384,375

Computer - Manufacturers 0.7%
Sun Microsystems, Inc. (b)                             300,000     27,281,250

Computer - Services 1.0%
Fiserv, Inc. (b)                                       900,700     38,955,275

Computer Software - Desktop 0.4%
Macromedia, Inc. (b)                                   150,000     14,503,125

Computer Software - Enterprise 5.8%
Oracle Systems Corporation (b)                         800,000     67,250,000
Siebel Systems, Inc. (b)                               317,400     51,914,737
TIBCO Software, Inc. (b)                               253,900     27,226,808
Veritas Software Corporation (b)                       675,000     76,285,547
                                                                 ------------
                                                                  222,677,092

Computer Software - Security 1.1%
Check Point Software Technologies, Ltd. (b)            200,000     42,350,000

Electronics - Scientific Instruments 0.9%
PE Corporation-PE Biosystems Group                     500,000     32,937,500

Electronics - Semiconductor Equipment 0.4%
Applied Materials, Inc. (b)                            150,000     13,593,750

Electronics - Semiconductor Manufacturing 10.7%
Altera Corporation (b)                                 275,000     28,032,812
Applied Micro Circuits Corporation (b)                 550,000     54,312,500
Integrated Device Technology, Inc. (b)                 450,000     26,943,750
Micron Technology, Inc. (b)                            200,000     17,612,500
National Semiconductor Corporation (b)                 300,000     17,025,000
PMC-Sierra, Inc. (b)                                   400,000     71,075,000
SDL, Inc. (b)                                          500,000    142,593,750
Vitesse Semiconductor Corporation (b)                  175,000     12,873,438
Xilinx, Inc. (b)                                       500,000     41,281,250
                                                                 ------------
                                                                  411,750,000

Electronics Products - Miscellaneous 0.6%
Celestica, Inc. (b)                                    250,000     12,406,250
Flextronics International, Ltd. (b)                    150,000     10,303,125
                                                                 ------------
                                                                   22,709,375

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal           Value
                                                    Amount            (Note 2)
--------------------------------------------------------------------------------

Finance - Investment Brokers 1.4%
Legg Mason, Inc.                                    250,000      $    12,500,000
Morgan Stanley, Dean Witter & Company               275,000           22,893,750
Paine Webber Group, Inc.                            400,000           18,200,000
                                                                 ---------------
                                                                      53,593,750

Finance - Investment Management 0.4%
Federated Investors, Inc. Class B                   200,000            7,012,500
Waddell & Reed Financial, Inc. Class A              250,000            8,203,125
                                                                 ---------------
                                                                      15,215,625

Finance - Savings & Loan 0.3%
Golden West Financial Corporation                   250,000           10,203,125

Financial Services - Miscellaneous 0.3%
Concord EFS, Inc. (b)                               500,000           13,000,000

Internet - Network Security/Solutions 6.3%
Exodus Communications, Inc. (b)                     200,000            9,212,500
Juniper Networks, Inc. (b)                        1,300,000          189,231,250
VeriSign, Inc. (b)                                  255,000           45,007,500
                                                                 ---------------
                                                                     243,451,250

Internet - Software 1.6%
BroadVision, Inc. (b)                               600,000           30,487,500
Portal Software, Inc. (b)                           225,000           14,371,875
Vignette Corporation (b)                            350,000           18,205,469
                                                                 ---------------
                                                                      63,064,844

Leisure - Hotels & Motels 0.6%
Starwood Hotels & Resorts Worldwide, Inc.           739,000           24,063,688

Media - Radio/TV 0.9%
Univision Communications, Inc. (b)                  350,000           36,225,000

Medical - Biomedical/Genetics 4.5%
Amgen, Inc. (b)                                     500,000           35,125,000
Celgene Corporation (b)                             200,000           11,775,000
Genentech, Inc. (b)                                 140,000           24,080,000
Human Genome Sciences, Inc. (b)                     284,800           37,985,200
Immunex Corporation (b)                             100,000            4,943,750
Medimmune, Inc. (b)                                 275,000           20,350,000
Millennium Pharmaceuticals, Inc. (b)                350,000           39,156,250
                                                                 ---------------
                                                                     173,415,200

Medical - Ethical Drugs 5.3%
Alza Corporation (b)                                600,000           35,475,000
Forest Laboratories, Inc. (b)                       350,000           35,350,000
Pfizer, Inc.                                      2,775,000          133,200,000
                                                                 ---------------
                                                                     204,025,000

Medical - Generic Drugs 1.6%
Ivax Corporation (b)                                300,000           12,450,000
Teva Pharmaceutical Industries, Ltd. ADR            350,000           19,403,125
Watson Pharmaceuticals, Inc. (b)                    550,000           29,562,500
                                                                 ---------------
                                                                      61,415,625

Medical - Health Maintenance Organizations 0.9%
UnitedHealth Group, Inc.                            400,000           34,300,000

Medical - Instruments 0.8%
Stryker Corporation                                 750,000           32,812,500

Medical - Products 1.5%
Allergan, Inc.                                      375,000           27,937,500
Sepracor, Inc. (b)                                  250,000           30,156,250
                                                                 ---------------
                                                                      58,093,750

Medical - Wholesale Drugs/Sundries 1.2%
Cardinal Health, Inc.                               600,000           44,400,000

Medical/Dental - Supplies 0.1%
Advanced Neuromodulation Systems, Inc. (b)          300,000            5,025,000

Oil & Gas - Drilling 2.1%
ENSCO International, Inc.                         1,000,000           35,812,500
Nabors Industries, Inc. (b)                         400,000           16,625,000
Noble Drilling Corporation (b)                      250,000           10,296,875
R&B Falcon Corporation (b)                          850,000           20,028,125
                                                                 ---------------
                                                                      82,762,500

Oil & Gas - Field Services 1.6%
BJ Services Company (b)                             450,000           28,125,000
Tidewater, Inc.                                     900,000           32,400,000
                                                                 ---------------
                                                                      60,525,000

Oil & Gas - Machinery/Equipment 0.4%
Smith International, Inc. (b)                       200,000           14,562,500

Oil & Gas - Production/Pipeline 2.7%
Coastal Corporation                                 750,000           45,656,250
Dynegy, Inc.                                        400,000           27,325,000
Enron Corporation                                   500,000           32,250,000
                                                                 ---------------
                                                                     105,231,250

Oil & Gas - United States Exploration &
  Production 2.7%
Anadarko Petroleum Corporation                      750,000           36,984,375
Apache Corporation                                  650,000           38,228,125
Devon Energy Corporation                            200,000           11,237,500
Noble Affiliates, Inc.                              450,000           16,762,500
                                                                 ---------------
                                                                     103,212,500

Oil & Gas - United States Integrated 0.1%
Phillips Petroleum Company                          100,000            5,068,750

Retail - Consumer Electronics 0.3%
Best Buy Company, Inc. (b)                          200,000           12,650,000

Retail - Department Stores 3.7%
Kohl's Corporation (b)                            2,550,000          141,843,750

Retail - Discount & Variety 0.6%
Dollar Tree Stores, Inc. (b)                        600,000           23,737,500

Retail - Drug Stores 0.8%
Walgreen Company                                    920,000           29,612,500

Retail/Wholesale - Building Products 1.0%
The Home Depot, Inc.                                800,000           39,950,000

Retail/Wholesale - Computer/Cellular 0.4%
CDW Computer Centers, Inc. (b)                      250,000           15,625,000

Telecommunications - Cellular 1.4%
Sprint Corporation - PCS Group (b)                  600,000           35,700,000
VoiceStream Wireless Corporation (b)                150,000           17,444,531
                                                                 ---------------
                                                                      53,144,531

Telecommunications - Equipment 14.7%
ADC Telecommunications, Inc. (b)                    600,000           50,325,000
Andrew Corporation (b)                              500,000           16,781,250
Comverse Technology, Inc. (b)                       387,900           36,074,700
Corning, Inc.                                       300,000           80,962,500
Digital Microwave Corporation (b)                   209,000            7,968,125
E-Tek Dynamics, Inc. (b)                            350,000           92,334,375
JDS Uniphase Corporation (b)                      1,025,000          122,871,875
Nokia Corporation Sponsored ADR                   1,000,000           49,937,500
Nortel Networks Corporation                         500,000           34,125,000
Redback Networks, Inc. (b)                          350,000           62,300,000
Scientific-Atlanta, Inc.                            200,000           14,900,000
                                                                   -------------
                                                                     568,580,325
--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,227,889,812)                          3,588,425,330
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG GROWTH FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.4%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                         $  3,194,100 $    3,194,100
Wisconsin Electric Power Company, 6.31%                  332,100        332,100
                                                                 --------------
                                                                      3,526,200

Money Market Funds 0.9%
Strong Heritage Money Market Fund (f)                 35,000,000     35,000,000

Repurchase Agreements 4.2%
  ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
  Due 7/03/00 (Repurchase proceeds $164,090,200);
  Collateralized by: U.S. Government
  & Agency Issues (e)                                164,000,000    164,000,000

United States Government Issues 0.2%
United States Treasury Bills, Due 8/17/00                700,000        695,108
United States Treasury Bills, Due 8/24/00              6,300,000      6,249,770
                                                                 --------------
                                                                      6,944,878
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $209,469,356)                    209,471,078
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,437,359,168) 98.5%       3,797,896,408
Other Assets and Liabilities, Net 1.5%                               57,609,984
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $3,855,506,392
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                    Contracts      Premiums
-------------------------------------------------------------------------------

Options outstanding at beginning of period                   --  $           --
Options written during the period                        36,485      63,963,113
Options closed                                          (34,235)    (60,094,693)
Options expired                                            (700)     (1,247,621)
Options exercised                                            --              --
                                                   ------------  --------------
Options outstanding at end of period                      1,550  $    2,620,799
                                                   ============  ==============


Closed and expired options resulted in a capital loss of $22,440,549.

WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                   Contracts
                                                  (100 shares        Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------

Applied Micro Circuits Corporation

Calls: (Strike Price is $90. Expiration date is 7/21/00.
Premium received is $1,634,445.)                           1000   ($  1,510,081)
Calls: (Strike Price is $90. Expiration date is 8/18/00.
Premium received is $986,354.)                              550        (830,544)
                                                   ------------  --------------
                                                          1,550   ($  2,340,625)
                                                   ============  ==============

--------------------------------------------------------------------------------

                            STRONG OPPORTUNITY FUND

                                                   Shares or
                                                   Principal          Value
                                                     Amount          (Note 2)
-------------------------------------------------------------------------------

Common Stocks 85.3%
Aerospace - Defense 0.8%
Raytheon Company Class B                             1,260,000    $  24,255,000

Banks - Foreign 0.1%
The Bank of Tokyo - Mitsubishi                         185,000        2,236,341


Banks - Money Center 1.0%
Bank of America Corporation                            700,000       30,100,000

Banks - Super Regional 2.2%
Mellon Financial Corporation                           850,000       30,971,875
Wells Fargo Company                                    880,000       34,100,000
                                                                   ------------
                                                                     65,071,875

Beverages - Alcoholic 0.8%
Diageo PLC                                           2,610,764       23,478,196

Beverages - Soft Drinks 2.3%
The Pepsi Bottling Group, Inc.                       1,225,000       35,754,688
Whitman Corporation                                  2,600,000       32,175,000
                                                                   ------------
                                                                     67,929,688

Building - Construction Products/Miscellaneous 1.1%
Masco Corporation                                    1,830,000       33,054,375

Building Products - Wood 0.9%
Weyerhaeuser Company                                   610,000       26,230,000

Chemicals - Specialty 2.7%
Air Products & Chemicals, Inc.                       1,030,000       31,736,875
Praxair, Inc.                                          670,000       25,083,125
Solutia, Inc.                                        1,710,000       23,512,500
                                                                   ------------
                                                                     80,332,500

Computer - Manufacturers 2.3%
Compaq Computer Corporation                          1,325,000       33,870,312
NCR Corporation (b)                                    880,000       34,265,000
                                                                   ------------
                                                                     68,135,312

Computer - Memory Devices 1.1%
Seagate Technology, Inc. (b)                           566,000       31,130,000

Computer - Peripheral Equipment 1.7%
American Power Conversion Corporation (b)            1,228,000       50,117,750

Computer Software - Enterprise 2.5%
Keane, Inc. (b)                                      1,415,000       30,599,375
Oracle Systems Corporation (b)                         515,000       43,292,187
                                                                   ------------
                                                                     73,891,562

Diversified Operations 0.4%
Invensys PLC                                         2,259,000        8,495,918
Itochu Corporation (b)                                 720,000        3,634,991
                                                                   ------------
                                                                     12,130,909

Electrical - Control Instruments 0.4%
Parker-Hannifin Corporation                            357,000       12,227,250

Electrical - Equipment 1.0%
W.W. Grainger, Inc.                                    790,000       24,341,875
Hitachi, Ltd.                                          360,000        5,197,697
                                                                   ------------
                                                                     29,539,572

Electronics - Military Systems 1.1%
General Motors Corporation Class H (b)                 366,000       32,116,500

Electronics - Parts Distributors 1.1%
Avnet, Inc.                                            560,000       33,180,000

Electronics - Semiconductor Manufacturing 3.3%
Micron Technology, Inc. (b)                            700,000       61,643,750
National Semiconductor Corporation (b)                  46,000        2,610,500
Texas Instruments, Inc.                                500,000       34,343,750
                                                                   ------------
                                                                     98,598,000

Electronics Products - Miscellaneous 1.0%
AVX Corporation                                      1,243,600       28,525,075

--------------------------------------------------------------------------------
                      STRONG OPPORTUNITY FUND (continued)

                                                                              Shares or
                                                                              Principal            Value
                                                                               Amount             (Note 2)
--------------------------------------------------------------------------------------------------------------
Finance - Equity REIT 1.1%
ProLogis Trust                                                                1,500,000      $   31,968,750

Financial Services - Miscellaneous 1.5%
John Hancock Financial Services, Inc. (b)                                     1,860,000          44,058,750

Household - Housewares 1.2%
Newell Rubbermaid, Inc.                                                       1,390,000          35,792,500

Household - Office Furniture 0.7%
Leggett & Platt, Inc.                                                         1,303,900          21,514,350

Insurance - Property/Casualty/Title 3.8%
ACE, Ltd.                                                                     1,305,000          36,540,000
The Allstate Corporation                                                      1,430,000          31,817,500
American International Group, Inc.                                              381,250          44,796,875
                                                                                               ------------
                                                                                                113,154,375

Internet- Internet Service Provider/Content 1.9%
CNET Networks, Inc. (b)                                                         800,000          19,650,000
go.com (b)                                                                    1,900,000          22,681,250
Lycos, Inc. (b)                                                                 250,000          13,500,000
                                                                                               ------------
                                                                                                 55,831,250

Internet- Network Security/Solutions 1.0%
Network Associates, Inc. (b)                                                  1,505,000          30,664,375

Internet- Software 0.9%
Genuity,Inc. (b)                                                              2,895,000          26,507,344

Leisure - Services 1.1%
The Walt Disney Company                                                         534,100          20,729,756
Gaylord Entertainment Company (b)                                               576,200          12,388,300
                                                                                               ------------
                                                                                                 33,118,056

Media - Cable TV 3.9%
AT&T Corporation - Liberty Media
 Group Class A (b)                                                            1,540,000          37,345,000
Comcast Corporation Class A (b)                                               1,060,000          42,930,000
Cox Communications, Inc. Class A (b)                                            747,100          34,039,744
                                                                                               ------------
                                                                                                114,314,744

Media - Newspapers 1.2%
The E.W. Scripps Company Class A                                                750,000          36,937,500

Medical - Ethical Drugs 1.2%
Alza Corporation (b)                                                            615,000          36,361,875

Medical - Generic Drugs 1.2%
Watson Pharmaceuticals, Inc. (b)                                                680,000          36,550,000

Medical - Health Maintenance Organizations 2.7%
CIGNA Corporation                                                               462,500          43,243,750
UnitedHealth Group, Inc                                                         440,000          37,730,000
                                                                                               ------------
                                                                                                 80,973,750

Medical - Hospitals 1.2%
HCA-The Healthcare Company                                                    1,170,000          35,538,750

Medical - Outpatient/Home Care 0.9%
HEALTHSOUTH Corporation (b)                                                   3,875,000          27,851,562

Medical/Dental - Supplies 1.0%
Sybron International Corporation (b)                                          1,505,000          29,817,813

Metal Products - Fasteners 1.3%
Illinois Tool Works, Inc.                                                       650,000          37,050,000

Office - Equipment & Automation 0.2%
Canon, Inc.                                                                     106,000           5,281,495

Oil & Gas - Field Services 1.4%
Halliburton Company                                                             890,000          41,996,875

Oil & Gas - Machinery/Equipment 2.7%
Cooper Cameron Corporation (b)                                                  620,000          40,920,000
Weatherford International, Inc. (b)                                             985,000          39,215,313
                                                                                                -----------
                                                                                                 80,135,313

Oil & Gas - Production/Pipeline 1.4%
Enron Corporation                                                               645,000          41,602,500

Oil & Gas - United States Exploration & Production 3.9%
Apache Corporation                                                              800,000          47,050,000
Barrett Resources Corporation (b)                                               820,000          24,958,750
Devon Energy Corporation                                                        773,000          43,432,937
                                                                                                -----------
                                                                                                115,441,687

Oil & Gas - United States Integrated 1.3%
Unocal Corporation                                                            1,165,000          38,590,625

Paper & Paper Products 0.9%
The Mead Corporation                                                          1,075,000          27,143,750

Retail - Apparel/Shoe 1.3%
Nordstrom, Inc.                                                               1,654,900          39,924,462

Retail - Department Stores 1.2%
Federated Department Stores, Inc. (b)                                         1,045,000          35,268,750

Retail - Major Discount Chains 2.7%
Costco Wholesale Corporation (b)                                              1,100,000          36,300,000
Kmart Corporation (b)                                                         2,250,000          15,328,125
Toys `R' Us, Inc. (b)                                                         1,950,000          28,396,875
                                                                                                -----------
                                                                                                 80,025,000
Retail - Super/Mini Markets 1.4%
Albertson's, Inc.                                                             1,240,000          41,230,000

Retail/Wholesale - Building Products 1.0%
Lowe's Companies, Inc.                                                          730,000          29,975,625

Telecommunications - Cellular 3.3%
United States Cellular Corporation (b)                                          530,200          33,402,600
Vodafone AirTouch PLC Sponsored ADR                                             655,000          27,141,563
VoiceStream Wireless Corporation (b)                                            327,700          38,110,486
                                                                                                -----------
                                                                                                 98,654,649
Telecommunications - Equipment 3.7%
Corning, Inc.                                                                   292,500          78,938,438
Tellabs, Inc. (b)                                                               435,000          29,770,312
                                                                                                -----------
                                                                                                108,708,750

Telecommunications - Services 2.1%
AT&T Corporation                                                                225,000           7,115,625
Global TeleSystems, Inc. (b)                                                  1,695,000          20,445,938
Infonet Services Corporation (b)                                                 63,800             761,612
MediaOne Group, Inc. (b)                                                        490,000          32,493,860
                                                                                                -----------
                                                                                                 60,817,035

Transportation - Airline 0.1%
Air New Zealand, Ltd. Class B                                                 3,180,000           3,236,381

Utility - Electric Power 1.1%
NiSource, Inc.                                                                1,720,000          32,035,000
-----------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,880,306,038)                                                     2,530,353,546
-----------------------------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                      STRONG OPPORTUNITY FUND (continued)

                                                                             Shares or
                                                                             Principal            Value
                                                                             Amount              (Note 2)
-----------------------------------------------------------------------------------------------------------
Short-Term Investments (a) 14.4%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                             $     2,527,400     $     2,527,400
Wisconsin Electric Power Company, 6.31%                                       2,898,650           2,898,650
                                                                                            ---------------
                                                                                                  5,426,050

Money Market Funds 1.0%
Strong Heritage Money Market Fund (f)                                        30,000,000          30,000,000

Repurchase Agreements 13.2%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
 Due 7/03/00 (Repurchase proceeds $390,514,665);
 Collateralized by: U.S. Government
 & Agency Issues (e)                                                        390,300,000         390,300,000
-----------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $425,726,050)                                                425,726,050
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,306,032,088) 99.7%                                   2,956,079,596
Other Assets and Liabilities, Net 0.3%                                                            9,418,403
-----------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                            $2,965,497,999
===========================================================================================================

WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------------------------------------
                                                                                    Contracts   Premiums
-----------------------------------------------------------------------------------------------------------
Options outstanding at beginning of period                                              380     $528,293
Options written during the period                                                       --            --
Options closed                                                                          --            --
Options expired                                                                        (380)    (528,293)
Options exercised                                                                       --            --
                                                                                       ----     --------
Options outstanding at end of period                                                    --      $     --
                                                                                       ====     ========

Expired options resulted in a capital gain of $528,293.

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) See Note 2(I) of Notes to Financial Statements.
(f) Affiliated issuer. (See Note 8 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.

28                    See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                       (In Thousands,Except Per Share Amounts)

                                                    Strong Common Strong Discovery   Strong Mid Cap  Strong Mid Cap Strong Strategic
                                                      Stock Fund       Fund         Disciplined Fund   Growth Fund     Growth Fund
                                                    ------------- ----------------  ---------------- -------------- ----------------
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of
    $109,700, $64,600, $600, $700 and $0,
    respectively)
    Unaffiliated Issuers (Cost of $1,405,637,
    $213,057, $8,431, $131,683 and $5,168,
    respectively)                                    $1,719,106       $ 225,507          $  8,716      $ 154,880       $  5,793
    Affiliated Issuers (Cost of $15,000, $1,705,
    $0, $0 and $0, respectively)                         15,000           1,283                --             --             --
  Receivable for Securities Sold                          6,852           5,277               284          5,759             --
  Receivable for Fund Shares Sold                           476              22                 3            164             --
  Dividends and Interest Receivable                       1,135             111                 7             57              4
  Other Assets                                               19              --                10             24             22
                                                      ---------       ---------          --------      ----------      --------
  Total Assets                                        1,742,588         232,200             9,020        160,884          5,819

Liabilities:
  Payable for Securities Purchased                        4,989          49,298               242          8,709             70
  Payable for Fund Shares Redeemed                          106              21                --             15             --
  Accrued Operating Expenses and
    Other Liabilities                                       198             264                 7             62              2
                                                     ----------       ---------          --------      ----------      --------
  Total Liabilities                                       5,293          49,583               249          8,786             72
                                                     ----------       ---------          --------      ----------      --------
Net Assets                                           $1,737,295       $ 182,617          $  8,771      $ 152,098       $  5,747
                                                     ==========       =========          ========      =========       ========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)      $1,195,541       $ 146,491          $  7,271      $ 124,069       $  4,909
  Accumulated Net Investment Income (Loss)                  687             128               (21)          (514)           (22)
  Undistributed Net Realized Gain                       227,094          24,215             1,236          5,346            234
  Net Unrealized Appreciation                           313,973          11,783               285         23,197            626
                                                     ----------       ---------          --------      ----------      --------
  Net Assets                                         $1,737,295       $ 182,617          $  8,771      $ 152,098       $  5,747
                                                     ==========       =========          ========      =========       ========
Capital Shares Outstanding
 (Unlimited Number Authorized)                           68,605           8,791               588          5,947            438

Net Asset Value Per Share                            $    25.32       $   20.77          $  14.92      $   25.58       $  13.12
                                                     ==========       =========          ========      =========       ========

                      See Notes to Financial Statements.                      29

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                        (In Thousands, Except As Noted)
                                                                                   Strong
                                                                                Growth Fund
                                                                                -----------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $2,402,359)                                 $     3,762,896
    Affiliated Issuers (Cost of $35,000)                                               35,000
  Receivable for Securities Sold                                                      102,510
  Receivable for Fund Shares Sold                                                       1,127
  Dividends and Interest Receivable                                                       283
  Other Assets                                                                            125
                                                                              ---------------
  Total Assets                                                                      3,901,941

Liabilities:
  Payable for Securities Purchased                                                     42,242
  Written Options, at Value (Premiums Received of $2,621)                               2,341
  Payable for Fund Shares Redeemed                                                      1,331
  Accrued Operating Expenses and Other Liabilities                                        521
                                                                              ---------------
  Total Liabilities                                                                    46,435
                                                                              ---------------
Net Assets                                                                    $     3,855,506
                                                                              ===============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                               $     1,952,836
  Accumulated Net Investment Loss                                                     (10,977)
  Undistributed Net Realized Gain                                                     552,830
  Net Unrealized Appreciation                                                       1,360,817
                                                                              ---------------
  Net Assets                                                                  $     3,855,506
                                                                              ===============

Investor Class ($ and shares in full)
  Net Assets                                                                  $ 3,852,573,095
  Capital Shares Outstanding (Unlimited Number Authorized)                         99,643,253

Net Asset Value Per Share                                                     $         38.66
                                                                              ===============

Institutional Class ($ and shares in full)
  Net Assets                                                                  $     2,895,971
  Capital Shares Outstanding (Unlimited Number Authorized)                             74,792

Net Asset Value Per Share                                                     $         38.72
                                                                              ===============

Advisor Class ($ and shares in full)
  Net Assets                                                                  $        37,326
  Capital Shares Outstanding (Unlimited Number Authorized)                                966

Net Asset Value Per Share                                                     $         38.63
                                                                              ===============

30                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                 (In Thousands, Except As Noted)

                                                                 Strong
                                                              Opportunity
                                                                  Fund
                                                             ------------
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $390,300)
    Unaffiliated Issuers (Cost of $2,276,032)              $    2,926,080
    Affiliated Issuers (Cost of $30,000)                           30,000
  Receivable for Securities Sold                                   19,290
  Receivable for Fund Shares Sold                                   7,065
  Dividends and Interest Receivable                                 1,574
                                                           --------------
  Total Assets                                                  2,984,009

Liabilities:
  Payable for Securities Purchased                                 17,426
  Payable for Fund Shares Redeemed                                    603
  Accrued Operating Expenses and Other Liabilities                    482
                                                           --------------
  Total Liabilities                                                18,511
                                                           --------------
Net Assets                                                 $    2,965,498
                                                           ==============
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)            $    2,029,423
  Undistributed Net Investment Income                               2,430
  Undistributed Net Realized Gain                                 283,595
  Net Unrealized Appreciation                                     650,050
                                                           --------------
  Net Assets                                               $    2,965,498
                                                           ==============
Investor Class ($ and shares in full)
  Net Assets                                               $2,965,408,294
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                          63,093,348

Net Asset Value Per Share                                  $        47.00
                                                           ==============
Advisor Class ($ and shares in full)
  Net Assets                                               $       89,705
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                               1,911

Net Asset Value Per Share                                  $        46.95
                                                           ==============

                      See Notes to Financial Statements.                      31

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                                          (In Thousands)

                                                                   Strong                     Strong       Strong       Strong
                                                                   Common        Strong       Mid Cap      Mid Cap     Strategic
                                                                   Stock       Discovery    Disciplined    Growth       Growth
                                                                    Fund          Fund         Fund         Fund         Fund
                                                                   ------      ---------    -----------    -------     --------
Income:
   Dividends (net of foreign withholding taxes
      of $46, $2, $0, $0 and $1, respectively)                  $   6,256     $      151      $   28     $     92      $    17
   Interest - Unaffiliated Issuers                                  4,604          1,468          22          190           12
   Interest - Affiliated Issuers                                       15             --          --           --           --
                                                                ---------     ----------      ------     --------      -------
   Total Income                                                    10,875          1,619          50          282           29

Expenses:
   Investment Advisory Fees                                         7,158            737          29          464           21
   Administrative Fees                                              1,562            160           7          116            5
   Custodian Fees                                                      52             48           7           14            1
   Shareholder Servicing Costs                                      1,108            266          10          125           12
   Reports to Shareholders                                            253             68           4           31            2
   Federal and State Registration Fees                                 15             12          10           32           13
   Other                                                               62             26           4           14            3
                                                                ---------     ----------      ------     --------      -------
   Total Expenses before Waivers, Absorptions
   and Fees Paid Indirectly by Advisor                             10,210          1,317          71          796           57
   Involuntary Expense Waivers and
   Absorptions by Advisor                                              --             --          --           --           (6)
   Fees Paid Indirectly by Advisor                                    (22)            (8)         --           --           --
                                                                ---------     ----------      ------     --------      -------
   Expenses, Net                                                   10,188          1,309          71          796           51
                                                                ---------     ----------      ------     --------      -------
Net Investment Income (Loss)                                          687            310         (21)        (514)         (22)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
   Investments                                                    150,954         45,845         877        4,679          170
   Futures Contracts and Options                                   (4,161)         8,164          --         (554)          --
   Foreign Currencies                                                  (5)            --          --           --           --
                                                                ---------     ----------      ------     --------      -------
   Net Realized Gain                                              146,788         54,009         877        4,125          170
   Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                                   (139,599)       (34,755)       (301)        (458)        (406)
   Futures Contracts and Options                                      670           (245)         --          157           --
                                                                ---------     ----------      ------     --------      -------
   Net Change in Unrealized Appreciation/Depreciation            (138,929)       (35,000)       (301)        (301)        (406)
                                                                ---------     ----------      ------     --------      -------
Net Gain (Loss) on Investments                                      7,859         19,009         576        3,824         (236)
                                                                ---------     ----------      ------     --------      -------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                    $   8,546     $   19,319      $  555     $  3,310     ($   258)
                                                                =========     ==========      ======     ========      =======

32                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                               (In Thousands)

                                                                  Strong
                                                                  Growth
                                                                   Fund
                                                                ----------
Income:
   Dividends (net of foreign withholding taxes of $26)          $   2,113
   Interest - Unaffiliated Issuers                                  8,509
   Interest - Affiliated Issuers                                       74
                                                                ---------
   Total Income                                                    10,696

Expenses:
   Investment Advisory Fees                                        14,951
   Administrative Fees - Investor Class                             3,348
   Custodian Fees                                                      74
   Shareholder Servicing Costs - Investor Class                     2,469
   Reports to Shareholders - Investor Class                           565
   Other                                                              294
                                                                ---------
   Total Expenses before Fees Paid Indirectly by Advisor           21,701
   Fees Paid Indirectly by Advisor - Investor Class                   (28)
                                                                ---------
   Expenses, Net                                                   21,673
                                                                ---------
Net Investment Loss                                               (10,977)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                  446,475
     Futures Contracts and Options                                (10,072)
                                                                ---------
     Net Realized Gain                                            436,403
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                 (187,924)
     Futures Contracts and Options                                    190
                                                                ---------
     Net Change in Unrealized Appreciation/Depreciation          (187,734)
                                                                ---------
Net Gain on Investments                                           248,669
                                                                ---------
Net Increase in Net Assets
   Resulting from Operations                                    $ 237,692
                                                                =========

                      See Notes to Financial Statements.                      33

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)


                                                                  (In Thousands)

                                                                       Strong
                                                                    Opportunity
                                                                        Fund
                                                                      --------
Income:
    Dividends (net of foreign withholding taxes of $21)             $   10,460
    Interest - Unaffiliated Issuers                                      7,880
    Interest - Affiliated Issuers                                           29
                                                                    ----------
    Total Income                                                        18,369

Expenses:
   Investment Advisory Fees                                             11,059
   Administrative Fees - Investor Class                                  2,477
   Custodian Fees                                                           72
   Shareholder Servicing Costs - Investor Class                          1,881
   Reports to Shareholders - Investor Class                                404
   Other                                                                   221
                                                                    ----------
   Total Expenses before Fees Paid Indirectly by Advisor                16,114
   Fees Paid Indirectly by Advisor - Investor Class                        (20)
                                                                    ----------
   Expenses, Net                                                        16,094
                                                                    ----------
Net Investment Income                                                    2,275

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                       214,353
     Futures Contracts and Options                                         528
     Foreign Currencies                                                     (6)
                                                                    ----------
     Net Realized Gain                                                 214,875
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                       (86,524)
     Futures Contracts and Options                                        (286)
     Foreign Currencies                                                     (1)
                                                                    ----------
     Net Change in Unrealized Appreciation/Depreciation                (86,811)
                                                                    ----------
Net Gain on Investments                                                128,064
                                                                    ----------
Net Increase in Net Assets
   Resulting from Operations                                        $  130,339
                                                                    ==========

34                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           (In Thousands)

                                                                      Strong Common Stock Fund         Strong Discovery Fund
                                                                    -------------------------------  -------------------------------
                                                                    Six Months Ended  Year Ended     Six Months Ended   Year Ended
                                                                     June 30, 2000   Dec. 31, 1999     June 30, 2000   Dec. 31, 1999
                                                                    --------------- ---------------  ----------------  -------------
                                                                      (Unaudited)                      (Unaudited)
Operations:
  Net Investment Income (Loss)                                      $       687      ($       784)     $       310   ($    1,646)
  Net Realized Gain (Loss)                                              146,788           285,536           54,009       (18,910)
  Net Change in Unrealized Appreciation/Depreciation                   (138,929)          223,141          (35,000)       16,568
                                                                   ------------       -----------      -----------   -----------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                        8,546           507,893           19,319        (3,988)
Distributions From Net Realized Gains                                        --          (246,480)              --        (3,366)
Capital Share Transactions (Note 4):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                            (4,332)           31,767          (24,148)     (127,195)
                                                                   ------------       -----------      -----------    ----------
Total Increase (Decrease) in Net Assets                                   4,214           293,180           (4,829)     (134,549)
Net Assets:
  Beginning of Period                                                 1,733,081         1,439,901          187,446       321,995
                                                                   ------------       -----------      -----------    ----------
  End of Period                                                     $ 1,737,295       $ 1,733,081      $   182,617    $  187,446
                                                                   ============       ===========      ===========    ==========

                                                              Strong Mid Cap Disciplined Fund      Strong Mid Cap Growth Fund
                                                            -----------------------------------   ---------------------------------
                                                             Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                              June 30, 2000      Dec. 31, 1999     June 30, 2000      Dec. 31, 1999
                                                            -----------------  ----------------   ----------------   --------------
                                                               (Unaudited)         (Note 1)         (Unaudited)
Operations:
  Net Investment Loss                                            ($        21)     ($        44)      ($       514)  ($      344)
  Net Realized Gain                                                       877               403              4,125         6,501
  Net Change in Unrealized Appreciation/Depreciation                     (301)              586               (301)       19,361
                                                                  -----------      ------------        -----------    ----------
  Net Increase in Net Assets Resulting from Operations                    555               945              3,310        25,518
Distributions From Net Realized Gains                                      --                --                 --        (4,464)
Capital Share Transactions (Note 4):
  Net Increase in Net Assets from
    Capital Share Transactions                                          2,271             5,000             83,358        25,079
                                                                  -----------      ------------        -----------    ----------
Total Increase in Net Assets                                            2,826             5,945             86,668        46,133
Net Assets:
  Beginning of Period                                                   5,945                --             65,430        19,297
                                                                  -----------      ------------        -----------    ----------
  End of Period                                                   $     8,771       $     5,945        $   152,098    $   65,430
                                                                  ===========      ============        ===========    ==========

                      See Notes to Financial Statements.                      35

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                                               Strong Strategic Growth Fund
                                                                           ------------------------------------
                                                                            Six Months Ended     Year Ended
                                                                             June 30, 2000      Dec. 31, 1999
                                                                           -----------------  -----------------
                                                                              (Unaudited)
Operations:
  Net Investment Loss                                                      ($             22) ($             40)
  Net Realized Gain                                                                      170                428
  Net Change in Unrealized Appreciation/Depreciation                                    (406)               633
                                                                           -----------------  -----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                       (258)             1,021
Distributions From Net Realized Gains                                                     --               (232)
Capital Share Transactions (Note 4):
  Net Increase in Net Assets from Capital Share Transactions                           1,153                597
                                                                           -----------------  -----------------
Total Increase In Net Assets                                                             895              1,386
Net Assets:
  Beginning of Period                                                                  4,852              3,466
                                                                           -----------------  -----------------
  End of Period                                                             $          5,747   $          4,852
                                                                           =================  =================

                                                                                    Strong Growth Fund
                                                                           ------------------------------------
                                                                            Six Months Ended     Year Ended
                                                                             June 30, 2000      Dec. 31, 1999
                                                                           -----------------  -----------------
                                                                              (Unaudited)
Operations:
  Net Investment Loss                                                      ($         10,977) ($         16,632)
  Net Realized Gain                                                                  436,403            487,408
  Net Change in Unrealized Appreciation/Depreciation                                (187,734)           953,345
                                                                           -----------------  -----------------
  Net Increase in Net Assets Resulting from Operations                               237,692          1,424,121
Distributions From Net Realized Gains-Investor Class                                      --           (378,323)
Capital Share Transactions (Note 4):
  Net Increase in Net Assets from Capital Share Transactions                         264,132            473,209
                                                                           -----------------  -----------------
Total Increase In Net Assets                                                         501,824          1,519,007
Net Assets:
  Beginning of Period                                                              3,353,682          1,834,675
                                                                           -----------------  -----------------
  End of Period                                                             $      3,855,506   $      3,353,682
                                                                           =================  =================

36                    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                     (In Thousands)

                                                                                 Strong Opportunity Fund
                                                                           ------------------------------------
                                                                           Six Months Ended     Year Ended
                                                                             June 30, 2000      Dec. 31, 1999
                                                                           -----------------  -----------------
                                                                              (Unaudited)
Operations:
  Net Investment Income                                                    $           2,275  $           4,329
  Net Realized Gain                                                                  214,875            341,558
  Net Change in Unrealized Appreciation/Depreciation                                 (86,811)           293,543
                                                                           -----------------  -----------------
  Net Increase in Net Assets Resulting from Operations                               130,339            639,430
Distributions:
  From Net Investment Income - Investor Class                                             --             (4,180)
  From Net Realized Gains - Investor Class                                                --           (322,446)
                                                                           -----------------  -----------------
  Total Distributions                                                                     --           (326,626)
Capital Share Transactions (Note 4):
  Net Increase in Net Assets from Capital Share Transactions                         298,008            186,420
                                                                           -----------------  -----------------
Total Increase in Net Assets                                                         428,347            499,224
Net Assets:
  Beginning of Period                                                              2,537,151          2,037,927
                                                                           -----------------  -----------------
  End of Period                                                            $       2,965,498  $        2,537,151
                                                                           =================  =================

                      See Notes to Financial Statements.                      37

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1.  Organization

    The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

    - Strong Common Stock Fund, Inc./(1)/
    - Strong Discovery Fund, Inc./(1)/
    - Strong Mid Cap Disciplined Fund (a series of Strong Equity Funds,
      Inc./(1)/)
    - Strong Mid Cap Growth Fund (a series of Strong Equity Funds, Inc./(1)/)
    - Strong Strategic Growth Fund (a series of Strong Equity Funds, Inc./(1)/)
    - Strong Growth Fund (a series of Strong Equity Funds, Inc./(1)/)
    - Strong Opportunity Fund, Inc./(1)/

      /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

    Strong Mid Cap Disciplined Fund commenced operations on January 4, 1999.

    Effective February 25, 2000, the Strong Opportunity Fund has issued two classes of shares: Investor Class and Advisor Class. The Strong Growth Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

    (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at June 30, 2000 were as follows:

                                  Aggregate      Aggregate     Percent of
                                    Cost         Fair Value    Net Assets
                                  ---------      ----------    ----------
          Strong Discovery Fund    $621,989       $192,076         0.1%

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

    (H) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

    (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  Related Party Transactions

    The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                            Administrative       Administrative     Administrative
                                                                                 Fees-                Fees-             Fees-
                                           Advisory Fees   Advisory Fees    Investor Class    Institutional Class   Advisor Class
                                           Jan. 1-Feb. 24, Feb. 25-June 30, Feb. 25-June 30,    Feb. 25-June 30,    Feb. 25-June 30,
                                                 2000            2000             2000                2000                2000
                                           --------------- ---------------- ----------------  -------------------  -----------------
   Strong Common Stock Fund                    1.00%            0.75%           0.25%                  *                   *
   Strong Discovery Fund                       1.00%            0.75%           0.25%                  *                   *
   Strong Mid Cap Disciplined Fund             1.00%            0.75%           0.25%                  *                   *
   Strong Mid Cap Growth Fund                  1.00%            0.75%           0.25%                  *                   *
   Strong Strategic Growth Fund                1.00%            0.75%           0.25%                  *                   *
   Strong Growth Fund                          1.00%            0.75%           0.25%               0.02%               0.25%
   Strong Opportunity Fund                     1.00%            0.75%           0.25%                 **                0.25%

     * The Strong Common Stock Fund, Strong Discovery Fund, Strong Mid Cap Disciplined Fund, Strong Mid Cap Growth Fund and Strong Strategic Growth Fund do not offer Institutional or Advisor Class Shares.

    **  The Strong Opportunity Fund does not offer Institutional Class shares.

   Based on the terms of the Advisory Agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

   The Strong Growth Fund and Strong Opportunity Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. During the period February 25, 2000 to June 30, 2000, the Strong Growth Fund and the Strong Opportunity Fund incurred 12b-1 fees of $17 and $39, respectively.

   The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions, excluding the effects of waivers and absorptions, if any, for the six months ended June 30, 2000, is as follows:

                                                Payable to        Shareholder Servicing       Transfer Agency      Unaffiliated
                                                Advisor at         and Other Expenses            Banking            Directors'
                                              June 30, 2000          Paid to Advisor         Charges/(Credits)        Fees
                                              -------------       ---------------------      -----------------    -------------
   Strong Common Stock Fund                     $ 162,292         $      1,111,094               ($22,392)         $   27,795
   Strong Discovery Fund                           44,925                  267,741                 (7,712)              3,363
   Strong Mid Cap Disciplined Fund                  1,459                    9,841                    834                 733
   Strong Mid Cap Growth Fund                      42,351                  125,695                  3,645               1,565
   Strong Strategic Growth Fund                        82                   11,694                    452                 718
   Strong Growth Fund                             448,628                2,479,437                (28,047)             53,372
   Strong Opportunity Fund                        371,673                1,887,673                (20,422)             40,505

   The Advisor owns 18% of the outstanding Advisor Class shares of the Strong Opportunity Fund and 65% of the outstanding Advisor Class shares of the Strong Growth Fund.

--------------------------------------------------------------------------------

4. Capital Share Transactions

                                                             Strong Common Stock Fund                  Strong Discovery Fund
                                                        -----------------------------------     -----------------------------------
                                                        Six Months Ended      Year Ended        Six Months Ended      Year Ended
                                                          June 30, 2000      Dec. 31, 1999        June 30, 2000      Dec. 31, 1999
                                                        ----------------   ----------------     ----------------   ----------------
                                                          (Unaudited)                             (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                             $    156,691,863   $    160,180,068     $     19,462,067   $     71,368,933
  Proceeds from Reinvestment of Distributions                         --        238,482,641                   --          3,296,889
  Payment for Shares Redeemed                               (160,319,557)      (366,895,733)         (43,610,753)      (201,861,075)
                                                        ----------------   ----------------     ----------------   ----------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         ($      3,627,694)  $     31,766,976    ($     24,148,686) ($    127,195,253)
                                                        ================   ================     ================   ================

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                         6,158,009          6,937,655              966,578          4,339,399
  Issued in Reinvestment of Distributions                             --          9,924,953                   --            212,428
  Redeemed                                                    (6,301,126)       (16,480,451)          (2,232,649)       (12,436,420)
                                                        ----------------   ----------------     ----------------   ----------------
  Net Increase (Decrease) in Shares of the Fund                 (143,117)           382,157           (1,266,071)        (7,884,593)
                                                        ================   ================     ================   ================

                                                          Strong Mid Cap Disciplined Fund          Strong Mid Cap Growth Fund
                                                       -----------------------------------     -----------------------------------
                                                       Six Months Ended      Year Ended        Six Months Ended      Year Ended
                                                        June 30, 2000       Dec. 31, 1999       June 30, 2000       Dec. 31, 1999
                                                       ----------------   ----------------     ----------------   ----------------
                                                          (Unaudited)         (Note 1)            (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                            $      5,380,535   $     11,962,911     $    125,729,924   $     54,320,703
  Proceeds from Reinvestment of Distributions                        --                 --                   --          4,338,532
  Payment for Shares Redeemed                                (3,109,335)        (6,962,973)         (42,372,381)       (33,580,747)
                                                       ----------------   ----------------     ----------------   ----------------
  Net Increase in Net Assets from
    Capital Share Transactions                         $      2,271,200   $      4,999,938     $     83,357,543   $     25,078,488
                                                       ================   ================     ================   ================

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                          366,685          1,014,912            4,833,012          3,157,308
  Issued in Reinvestment of Distributions                            --                 --                   --            190,120
  Redeemed                                                     (218,802)          (575,082)          (1,700,528)        (2,014,828)
                                                       ----------------   ----------------     ----------------   ----------------
  Net Increase in Shares of the Fund                            147,883            439,830            3,132,484          1,332,600
                                                       ================   ================     ================   ================

                                                                Strong Strategic Growth Fund
                                                            ------------------------------------
                                                            Six Months Ended       Year Ended
                                                             June 30, 2000        Dec. 31, 1999
                                                            ----------------    ----------------
                                                              (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                                 $      2,343,773    $      2,606,830
  Proceeds from Reinvestment of Distributions                             --             219,183
  Payment for Shares Redeemed                                     (1,191,083)         (2,229,112)
                                                            ----------------    ----------------
  Net Increase in Net Assets from
    Capital Share Transactions                              $      1,152,690    $        596,901
                                                            ================    ================

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                               177,868             218,290
  Issued in Reinvestment of Distributions                                 --              15,952
  Redeemed                                                           (90,241)           (191,864)
                                                            ----------------    ----------------
  Net Increase in Shares of the Fund                                  87,627              42,378
                                                            ================    ================

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                      Strong Growth Fund
                                                              -------------------------------------
                                                               Six Months Ended      Year Ended
                                                                June 30, 2000       Dec. 31, 1999
                                                              -----------------   -----------------
                                                                 (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                   $     906,551,366   $     596,220,203
  Proceeds from Reinvestment of Distributions                                --         369,783,406
  Payment for Shares Redeemed                                      (645,342,576)       (492,793,963)
                                                              -----------------   -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                                      261,208,790         473,209,646

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                           2,884,110                  --
  Proceeds from Reinvestment of Distributions                                --                  --
  Payment for Shares Redeemed                                                --                  --
                                                              -----------------   -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                                        2,884,110                  --

ADVISOR CLASS
  Proceeds from Shares Sold                                              39,847                  --
  Proceeds from Reinvestment of Distributions                                --                  --
  Payment for Shares Redeemed                                              (113)                 --
                                                              -----------------   -----------------
  Net Increase in Net Assets from
    Capital Share Transactions                                           39,734                  --
                                                              -----------------   -----------------
Net Increase in Net Assets from
 Capital Share Transactions                                   $     264,132,634   $     473,209,646
                                                              =================   =================

Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                               23,028,593          22,686,699
  Issued in Reinvestment of Distributions                                    --          11,310,744
  Redeemed                                                          (17,435,662)        (18,872,635)
                                                              -----------------   -----------------
  Net Increase in Shares                                              5,592,931          15,124,808

INSTITUTIONAL CLASS
  Sold                                                                   74,792                  --
  Issued in Reinvestment of Distributions                                    --                  --
  Redeemed                                                                   --                  --
                                                              -----------------   -----------------
  Net Increase in Shares                                                 74,792                  --

ADVISOR CLASS
  Sold                                                                      969                  --
  Issued in Reinvestment of Distributions                                    --                  --
  Redeemed                                                                   (3)                 --
                                                              -----------------   -----------------
  Net Increase in Shares                                                    966                  --
                                                              -----------------   -----------------
Net Increase in Shares of the Fund                                    5,668,689          15,124,808
                                                              =================   =================

                                                                    Strong Opportunity Fund
                                                             ---------------------------------------
                                                              Six Months Ended          Year Ended
                                                               June 30, 2000           Dec. 31, 1999
                                                             -----------------        --------------
                                                                (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                    $  625,341,264          $ 448,587,945
  Proceeds from Reinvestment of Distributions                              --            317,277,481
  Payment for Shares Redeemed                                    (327,421,453)          (579,445,070)
                                                               --------------          -------------
  Net Increase in Net Assets from
    Capital Share Transactions                                    297,919,811            186,420,356

ADVISOR CLASS
  Proceeds from Shares Sold                                            87,653                     --
  Proceeds from Reinvestment of Distributions                              --                     --
  Payment for Shares Redeemed                                             (25)                    --
                                                               --------------          -------------
  Net Increase in Net Assets from
    Capital Share Transactions                                         87,628                     --
                                                               --------------          -------------
Net Increase in Net Assets from Capital Share Transactions     $  298,007,439          $ 186,420,356
                                                               ==============          =============
Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                             13,521,083             10,391,925
  Issued in Reinvestment of Distributions                                  --              7,354,169
  Redeemed                                                         (7,202,910)           (13,742,553)
                                                               --------------          -------------
  Net Increase in Shares                                            6,318,173              4,003,541

ADVISOR CLASS
  Sold                                                                  1,912                     --
  Issued in Reinvestment of Distributions                                  --                     --
  Redeemed                                                                 (1)                    --
                                                               --------------          -------------
  Net Increase in Shares                                                1,911                     --
                                                               --------------          -------------
Net Increase in Shares of the Fund                                  6,320,084              4,003,541
                                                               ==============          =============

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Funds outstanding under the LOC.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000, were as follows:

                                           Purchases              Sales
                                         -------------        --------------

Strong Common Stock Fund                 $ 742,732,134        $1,281,190,820
Strong Discovery Fund                      374,985,523           404,380,421
Strong Mid Cap Disciplined Fund             18,152,468            16,883,346
Strong Mid Cap Growth Fund                 452,231,989           371,940,125
Strong Strategic Growth Fund                 3,632,292             2,669,151
Strong Growth Fund                       6,667,235,364         6,511,617,076
Strong Opportunity Fund                  1,093,246,325           954,753,163

There were no purchases or sales of long-term government securities for the six months ended June 30, 2000.

7.   Income Tax Information

     At June 30, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                                                                             at December 31,
                                                                    at June 30, 2000                              1999
                                           ----------------------------------------------------------------- ---------------
                                             Federal Tax      Unrealized      Unrealized                     Net Capital Loss
                                                Cost          Appreciation    Depreciation  Net Appreciation    Carryovers
                                           ---------------   --------------   ------------  ---------------  ---------------
Strong Common Stock Fund                   $ 1,426,236,268   $  464,078,566   $156,209,152  $   307,869,414  $            --
Strong Discovery Fund                          220,889,249       12,875,031      6,974,773        5,900,258       32,893,623
Strong Mid Cap Disciplined Fund                  8,613,401          681,246        578,265          102,981               --
Strong Mid Cap Growth Fund                     135,999,786       20,965,418      2,085,171       18,880,247               --
Strong Strategic Growth Fund                     5,169,107          881,048        256,729          624,319               --
Strong Growth Fund                           2,496,120,831    1,331,271,926     29,496,349    1,301,775,577       11,425,098
Strong Opportunity Fund                      2,320,625,261      834,958,919    199,504,584      635,454,335               --

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2000 is as follows:

                                                                                                         Dividend/
                                      Balance of      Gross                   Balance of                 Interest
                                    Shares or Par   Purchases  Gross Sales  Shares or Par      Value      Income        Realized
                                     Value Held       and          and        Value Held      June 30,    Jan. 1 -     Gain/(Loss)
                                    Jan. 1, 2000    Additions   Reductions  June 30, 2000       2000    June 30, 2000    on Sale
                                    -------------   ---------  -----------  -------------  -----------  -------------  ----------
Strong Common Stock Fund
------------------------
IHOP Corporation                         750,000           --    (750,000)             --  $        --      $      --  $3,110,647
Strong Heritage Money Fund-
 Institutional Class                          --   15,000,000          --      15,000,000   15,000,000         15,172          --

Strong Discovery Fund
---------------------
Central Garden & Pet Company             501,925           --    (380,275)        121,650    1,091,048             --    (518,883)
Halsey Drug Company, Inc.
 Common Stock                                 --        9,230      (9,230)             --           --             --     (10,919)
Halsey Drug Company, Inc.
 Restricted Common Stock                  18,460           --          --          18,460       21,930             --          --
Halsey Drug Company, Inc.
 Convertible Bonds                      $600,000           --          --     $   600,000      164,424             --          --
Halsey Drug Company, Inc. Warrants        21,429           --          --          21,429        5,722             --          --

Strong Growth Fund
------------------
Strong Heritage Money Fund-
 Institutional Class                          --   35,000,000          --      35,000,000   35,000,000         73,629          --

Strong Opportunity Fund
-----------------------
Strong Heritage Money Fund-
 Institutional Class                          --   30,000,000          --      30,000,000   30,000,000         29,464          --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                             -----------------------------------------------------------------
                                                              June 30,     Dec. 31, Dec. 31,     Dec. 31,   Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                 2000/(b)/       1999     1998        1997       1996      1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $25.21        $21.06   $21.02      $20.24      $19.77    $16.74
Income From Investment Operations:
  Net Investment Income (Loss)                                  0.01         (0.01)    0.00/(c)/   0.01        0.06      0.11
  Net Realized and Unrealized Gains on Investments              0.10          8.19     1.36        4.67        3.87      5.25
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.11          8.18     1.36        4.68        3.93      5.36
Less Distributions:
  From Net Investment Income                                      --            --       --       (0.01)      (0.06)    (0.10)
  In Excess of Net Investment Income                              --            --       --       (0.03)      (0.05)    (0.02)
  From Net Realized Gains                                         --         (4.03)   (1.32)      (3.86)      (3.35)    (2.21)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             --         (4.03)   (1.32)      (3.90)      (3.46)    (2.33)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $25.32        $25.21   $21.06      $21.02      $20.24    $19.77
==============================================================================================================================

Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +0.4%        +40.4%    +6.6%      +24.0%      +20.5%    +32.4%
  Net Assets, End of Period (In Millions)                     $1,737        $1,733   $1,440      $1,565      $1,244    $1,061
  Ratio of Expenses to Average Net Assets without
   Waivers, Absorptions and Fees Paid Indirectly by Advisor      1.2%*         1.2%     1.2%        1.2%        1.2%      1.2%
  Ratio of Expenses to Average Net Assets                        1.2%*         1.2%     1.2%        1.2%        1.2%      1.2%
  Ratio of Net Investment Income (Loss) to Average Net Assets    0.1%*        (0.1%)    0.0%/(c)/   0.0%/(c)/   0.3%      0.5%
  Portfolio Turnover Rate                                       46.1%         80.1%   102.6%      117.3%       90.9%     91.5%

STRONG DISCOVERY FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                      Period Ended
                                                            ------------------------------------------------------------------
                                                              June 30,      Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                   2000/(b)/      1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 18.64       $ 17.95    $17.00    $17.45    $18.96    $15.67
Income From Investment Operations:
   Net Investment Income (Loss)                                  0.03         (0.17)    (0.07)    (0.16)    (0.15)    (0.05)
   Net Realized and Unrealized Gains on Investments              2.10          1.08      1.26      2.00      0.35      5.48
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              2.13          0.91      1.19      1.84      0.20      5.43
Less Distributions:
   In Excess of Net Investment Income                              --            --        --        --     (1.12)    (0.10)
   From Net Realized Gains                                         --         (0.22)    (0.24)    (1.90)    (0.59)    (2.04)
   In Excess of Net Realized Gains                                 --            --        --     (0.39)       --        --
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             --         (0.22)    (0.24)    (2.29)    (1.71)    (2.14)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $ 20.77       $ 18.64    $17.95    $17.00    $17.45    $18.96
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 +11.4%         +5.3%     +7.0%    +10.9%     +1.5%    +34.8%
   Net Assets, End of Period (In Millions)                    $   183       $   187    $  322    $  383    $  514    $  599
   Ratio of Expenses to Average Net Assets without
    Waivers, Absorptions and Fees Paid Indirectly by Advisor      1.5%*         1.4%      1.3%      1.4%      1.4%      1.4%
   Ratio of Expenses to Average Net Assets                        1.5%*         1.4%      1.3%      1.4%      1.4%      1.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets   +0.3%*        (0.7%)    (0.4%)    (0.9%)    (0.3%)    (0.4%)
   Portfolio Turnover Rate                                      279.0%        214.0%    185.9%    169.9%    792.8%    516.0%


*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited).
(c) Amount calculated is less than $0.01 or 0.1%.

                      See Notes to Financial Statements.                      45

--------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED FUND
----------------------------------------------------------------------------

                                                            Period Ended
                                                        --------------------
                                                        June 30,    Dec. 31,
Selected Per-Share Data/(a)/                            2000/(b)/     1999
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $13.52        $10.00
Income From Investment Operations:
  Net Investment Loss                                    (0.04)        (0.10)
  Net Realized and Unrealized Gains on Investments        1.44          3.62
----------------------------------------------------------------------------
  Total from Investment Operations                        1.40          3.52
Less Distributions:
  From Net Investment Income                                --            --
----------------------------------------------------------------------------
  Total Distributions                                       --            --
----------------------------------------------------------------------------
Net Asset Value, End of Period                          $14.92        $13.52
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
  Total Return                                           +10.4%        +35.2%
  Net Assets, End of Period (In Millions)               $    9        $    6
  Ratio of Expenses to Average Net Assets                  2.0%*         2.0%
  Ratio of Net Investment Loss to Average Net Assets      (0.6%)*       (0.9%)
  Portfolio Turnover Rate                                263.1%        245.7%


STRONG MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------
                                                                  Period Ended
                                                      -----------------------------------
                                                      June 30,  Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data/(a)/                          2000/(b)/   1999     1998     1997
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $23.25    $13.03   $11.38    $10.00
Income From Investment Operations:
  Net Investment Loss                                  (0.09)    (0.12)   (0.12)    (0.09)
  Net Realized and Unrealized Gains on Investments      2.42     12.08     1.77      1.47
-----------------------------------------------------------------------------------------
  Total from Investment Operations                      2.33     11.96     1.65      1.38
Less Distributions:
  From Net Realized Gains                                 --     (1.74)      --        --
-----------------------------------------------------------------------------------------
  Total Distributions                                     --     (1.74)      --        --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $25.58    $23.25   $13.03    $11.38
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                         +10.0%    +92.0%   +14.5%    +13.9%
  Net Assets, End of Period (In Millions)             $  152    $   65   $   19    $   16
  Ratio of Expenses to Average Net Assets                1.4%*     1.6%     1.7%      1.6%
  Ratio of Net Investment Loss to Average Net Assets    (0.9%)*   (1.1%)   (0.9%)    (0.9%)
  Portfolio Turnover Rate                              330.0%    681.0%   206.9%    305.2%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2000 (unaudited).

46                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                                 --------------------------------
                                                                 June 30,     Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                     2000/(b)/      1999     1998/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $13.85       $11.25      $10.00
Income From Investment Operations:
  Net Investment Loss                                             (0.05)       (0.11)      (0.03)
  Net Realized and Unrealized Gains (Losses) on Investments       (0.68)        3.41        1.28
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.73)        3.30        1.25
Less Distributions:
  From Net Realized Gains                                            --        (0.70)         --
------------------------------------------------------------------------------------------------
  Total Distributions                                                --        (0.70)         --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $13.12       $13.85      $11.25
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                     -5.3%       +29.4%      +12.5%
  Net Assets, End of Period (In Millions)                        $    6       $    5      $    3
  Ratio of Expenses to Average Net Assets without
    Waivers and Absorptions                                         2.0%*        2.0%        2.0%*
  Ratio of Expenses to Average Net Assets                           2.0%*        2.0%        2.0%*
  Ratio of Net Investment Loss to Average Net Assets               (0.9%)*      (1.1%)      (0.5%)*
  Portfolio Turnover Rate                                          56.8%       178.4%       59.7%

STRONG GROWTH FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                          ------------------------------------------------------------------
                                                          June 30,         Dec. 31,   Dec. 31,    Dec. 31,  Dec. 31, Dec. 31,
Selected Per-Share Data/(a)/                              2000/(b)/            1999       1998        1997      1996     1995
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $35.66           $23.25     $18.31      $18.50    $15.88    $11.61
Income From Investment Operations:
  Net Investment Loss                                      (0.11)           (0.18)     (0.13)      (0.08)    (0.03)    (0.04)
  Net Realized and Unrealized Gains on Investments          3.11            17.08       5.07        3.41      3.13      4.79
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          3.00            16.90       4.94        3.33      3.10      4.75
Less Distributions:
  In Excess of Net Investment Income                          --               --         --          --     (0.02)    (0.03)
  From Net Realized Gains                                     --            (4.49)     (0.00)/(d)/ (2.70)    (0.46)    (0.16)
  In Excess of Net Realized Gains                             --               --         --       (0.82)       --     (0.29)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --            (4.49)     (0.00)/(d)/ (3.52)    (0.48)    (0.48)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $38.66           $35.66     $23.25      $18.31    $18.50    $15.88
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                              +8.4%           +75.1%     +27.0%      +19.1%    +19.5%    +41.0%
  Net Assets, End of Period (In Millions)                 $3,853           $3,354     $1,835      $1,597    $1,308      $643
  Ratio of Expenses to Average Net Assets                    1.2%*            1.2%       1.3%        1.3%      1.3%      1.4%
  Ratio of Net Investment Loss to Average Net Assets        (0.6%)*          (0.8%)     (0.7%)      (0.5%)    (0.2%)    (0.5%)
  Portfolio Turnover Rate/(e)/                             192.7%           324.0%     248.6%      295.7%    294.9%    321.2%

 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited).
(c) For the period from June 30, 1998 (inception) to December 31, 1998.
(d) Amount calculated is less than $0.01.
(e) Calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.                      47

--------------------------------------------------------------------------------
STRONG GROWTH FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                            Period Ended
                                                            ------------
                                                              June 30,
Selected Per-Share Data/(a)/                                  2000/(b)/
------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $43.74
Income From Investment Operations:
  Net Investment Loss                                          (0.01)
  Net Realized and Unrealized Losses on Investments            (5.01)
------------------------------------------------------------------------
  Total from Investment Operations                             (5.02)
Less Distributions:
  From Net Investment Income                                      --
------------------------------------------------------------------------
  Total Distributions                                             --
------------------------------------------------------------------------
Net Asset Value, End of Period                                $38.72
========================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------
  Total Return                                                 -11.5%
  Net Assets, End of Period (In Millions)                     $    3
  Ratio of Expenses to Average Net Assets                        0.8%*
  Ratio of Net Investment Loss to Average Net Assets            (0.3%)*
  Portfolio Turnover Rate/(d)/                                 192.7%



STRONG GROWTH FUND - ADVISOR CLASS
------------------------------------------------------------------------

                                                             Period Ended
                                                             ------------
                                                               June 30,
Selected Per-Share Data/(a)/                                  2000/(b)/
------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $43.74
Income From Investment Operations:
  Net Investment Loss                                          (0.06)
  Net Realized and Unrealized Losses on Investments            (5.05)
------------------------------------------------------------------------
  Total from Investment Operations                             (5.11)
Less Distributions:
  From Net Investment Income                                      --
------------------------------------------------------------------------
  Total Distributions                                             --
------------------------------------------------------------------------
Net Asset Value, End of Period                                $38.63
========================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------
  Total Return                                                 -11.7%
  Net Assets, End of Period (In Millions)                     $    0/(c)/
  Ratio of Expenses to Average Net Assets                        1.6%*
  Ratio of Net Investment Loss to Average Net Assets            (0.9%)*
  Portfolio Turnover Rate/(d)/                                 192.7%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 25, 2000 (Commencement of Class) to June 30, 2000 (unaudited) (Note 1).
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

48                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                               ---------------------------------------------------------------------
                                                                June 30,          Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                    2000/(b)/           1999      1998       1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $  44.69          $  38.62  $  37.41   $  35.26  $  33.35  $  27.71
Income From Investment Operations:
  Net Investment Income                                             0.04              0.08      0.05       0.10      0.20      0.20
  Net Realized and Unrealized Gains on Investments                  2.27             12.42      5.68       7.90      5.78      7.28
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  2.31             12.50      5.73       8.00      5.98      7.48
Less Distributions:
  From Net Investment Income                                          --             (0.08)    (0.05)     (0.10)    (0.20)    (0.20)
  In Excess of Net Investment Income                                  --                --        --         --     (0.05)    (0.01)
  From Net Realized Gains                                             --             (6.35)    (4.47)     (5.75)    (3.82)    (1.63)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 --             (6.43)    (4.52)     (5.85)    (4.07)    (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  47.00          $  44.69  $  38.62   $  37.41  $  35.26  $  33.35
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +5.2%            +33.4%    +15.5%     +23.5%    +18.1%    +27.3%
  Net Assets, End of Period (In Millions)                       $  2,965          $  2,537  $  2,038   $  1,925  $  1,770  $  1,328
  Ratio of Expenses to Average Net Assets without
    Fees Paid Indirectly by Advisor                                  1.2%*             1.2%      1.2%       1.2%      1.3%      1.3%
  Ratio of Expenses to Average Net Assets                            1.2%*             1.2%      1.2%       1.2%      1.3%      1.3%
  Ratio of Net Investment Income to Average Net Assets               0.2%*             0.2%      0.2%       0.3%      0.6%      0.7%
  Portfolio Turnover Rate/(c)/                                      38.5%             80.8%     86.0%      93.7%    103.3%     92.5%

STRONG OPPORTUNITY FUND - ADVISOR CLASS
--------------------------------------------------------------------------------
                                                                    Period Ended
                                                                    ------------
                                                                      June 30,
Selected Per-Share Data/(a)/                                          2000/(d)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 43.16
Income From Investment Operations:
  Net Investment Loss                                                 (0.02)
  Net Realized and Unrealized Gains on Investments                     3.81
--------------------------------------------------------------------------------
  Total from Investment Operations                                     3.79
Less Distributions:
  From Net Investment Income                                             --
--------------------------------------------------------------------------------
  Total Distributions                                                    --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 46.95
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                         +8.8%
  Net Assets, End of Period (In Millions)                           $     0/(e)/
  Ratio of Expenses to Average Net Assets                               1.6%*
  Ratio of Net Investment Loss to Average Net Assets                   (0.2%)*
  Portfolio Turnover Rate/(c)/                                         38.5%


   *  Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2000 (unaudited).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d) For the period from February 25, 2000 (Commencement of Class) to June 30, 2000 (unaudited) (Note 1).
  (e) Amount is less than $500,000.


                      See Notes to Financial Statements.                      49

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                                   Directors

                               Richard S. Strong

                                Willie D. Davis

                                Stanley Kritzik

                                 Neal Malicky

                               Marvin E. Nevins

                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board

             Stephen J. Shenkenberg, Vice President and Secretary

                    Elizabeth N. Cohernour, Vice President

                      Cathleen A. Ebacher, Vice President

                      Dennis A. Wallestad, Vice President

                       Thomas M. Zoeller, Vice President

                           John W. Widmer, Treasurer

                     Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                        Strong Capital Management, Inc.

                   P.O.Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                               Firstar Bank, N.A.

                   P.O. Box 701, Milwaukee, Wisconsin 53201


                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP

             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                             Godfrey & Kahn, S.C.

              780 North Water Street, Milwaukee, Wisconsin 53202

          For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request
          (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT5825-0800



          To order a free prospectus kit, call
          1-800-368-1030

          To learn more about our funds, discuss an existing account, or conduct a transaction, call
          1-800-368-3863

          If you are a Financial Professional, call
          1-800-368-1683

          Visit our web site at
          www.eStrong.com

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          P.O. Box 2936
          Milwaukee, Wisconsin 53201